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                                 TRUST INDENTURE

                          DATED AS OF DECEMBER 1, 2002

                                     BETWEEN

                             UTAH TECH CENTER, LLC,

                                  AS THE ISSUER

                                       AND

                          SECURITY BANK OF KANSAS CITY,

                                 AS THE TRUSTEE

                                   $14,870,000
                              TAXABLE REVENUE BONDS
                         (OSHA TECHNICAL CENTER PROJECT)
                                   SERIES 2002

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

                                 TRUST INDENTURE

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

                  Parties......................................................1
                  Recitals.....................................................1
                  Granting Clauses.............................................1

                                    ARTICLE I

                                   DEFINITIONS

Section 101.      Definitions of Words and Terms...............................2
Section 102.      Rules of Interpretation......................................9

                                   ARTICLE II

                                    THE BONDS

Section 201.      Title and Amount of Bonds....................................9
Section 202.      Denomination, Numbering and Dating of Bonds..................9
Section 203.      Method and Place of Payment of Bonds.........................9
Section 204.      Execution and Authentication of Bonds.......................10
Section 205.      Registration, Transfer and Exchange of Bonds................10
Section 206.      Persons Deemed Owners of Bonds..............................10
Section 207.      Authorization of Series 2002 Bonds..........................10
Section 208.      Authorization of Additional Bonds...........................11
Section 209.      Temporary Bonds.............................................12
Section 210.      Mutilated, Lost, Stolen or Destroyed Bonds..................13
Section 211.      Cancellation and Destruction of Bonds Upon Payment..........13
Section 212.      Book-Entry; Securities Depository...........................13

                                   ARTICLE III

                               REDEMPTION OF BONDS

Section 301.      Redemption of Bonds Generally...............................14
Section 302.      Redemption of Series 2002 Bonds.............................14
Section 303.      Selection of Bonds to be Redeemed...........................15
Section 304.      Trustee's Duty to Redeem Bonds..............................15
Section 305.      Notice and Effect of Call for Redemption....................15
Section 306.      Effect of Call for Redemption...............................16

                                   ARTICLE IV

                                  FORM OF BONDS

Section 401.      Form of Bonds Generally.....................................16
Section 402.      Form of Series 2002 Bonds...................................16

                                    ARTICLE V

                        CREATION OF PROJECT FUND; CUSTODY
                        AND APPLICATION OF BOND PROCEEDS

Section 501.      Creation of Project Fund....................................16


                                       (i)

Section 502.      Deposits into the Project Fund..............................17
Section 503.      Disbursements from the Project Fund.........................17
Section 504.      Disposition Upon Completion of the Project..................17
Section 505.      Deposits and Disbursements from the Series
                  2002 Liquidated Damages Reserve Account.....................29
Section 506.      Disposition of the Series 2002 Liquidated
                  Damages Reserve Account Upon Completion
                  of the Project..............................................29
Section 507.      Disposition Upon Acceleration...............................18

                                   ARTICLE VI

                               REVENUES AND FUNDS

Section 601.      Creation of Funds and Accounts..............................18
Section 602.      Deposits Into and Application of Moneys
                  in the Revenue Fund.........................................18
Section 603.      Deposits into the Debt Service Fund.........................19
Section 604.      Application of Moneys in the Debt Service Fund..............19
Section 605.      Deposits into and Application of Moneys
                  in the Project Replacement Fund.............................19
Section 606.      Deposits into and Application of Moneys
                  in the Capitalized Interest Fund............................19
Section 607.      Deposits Into and Application of Moneys
                  in the Tax and Insurance Fund...............................20
Section 608.      Deposits Into and Application of Moneys in the
                  Project Operation and Maintenance Fund......................20
Section 609.      Payments Due on Saturdays, Sundays and Holidays.............20
Section 610.      Nonpresentment of Bonds.....................................20
Section 611.      Additional Payments.........................................20

                                   ARTICLE VII

                  SECURITY FOR DEPOSITS AND INVESTMENT OF FUNDS

Section 701.      Moneys to be Held in Trust..................................21
Section 702.      Investment of Moneys in Funds...............................21
Section 703.      Record Keeping..............................................21

                                  ARTICLE VIII

                        GENERAL COVENANTS AND PROVISIONS

Section 801.      Payment of Principal of, Premium, if Any,
                  and Interest on the Bonds...................................21
Section 802.      Authority to Execute Indenture and Issue Bonds..............21
Section 803.      Performance of Covenants....................................21
Section 804.      Instruments of Further Assurance............................21
Section 805.      Insurance Provisions........................................21
Section 806.      Impositions.................................................22
Section 807.      Use of Project..............................................23
Section 808.      Repairs and Maintenance.....................................23
Section 809.      Environmental Matters.......................................23
Section 810.      Utilities...................................................23
Section 811.      Inspection of Project Books.................................23
Section 812.      Enforcement of Rights Under the Lease.......................23
Section 813.      Possession and Use of Project...............................23
Section 814.      Financial Statements and Annual Budget......................24
Section 815.      Project Covenants...........................................24


                                      (ii)

Section 816.      Removal of Machinery and Equipment;
                  Improvements to the Project.................................25
Section 817.      Damage, Destruction and Condemnation........................27
Section 818.      Assignment..................................................28
Section 819.      Indemnification by the Issuer...............................28
Section 820.      Additional Covenants of the Issuer..........................28
Section 821.      Title Insurance.............................................45

                                   ARTICLE IX

                               REMEDIES ON DEFAULT

Section 901.      Acceleration of Maturity in Event of Default................29
Section 902.      Exercise of Remedies by the Trustee.........................29
Section 903.      Limitation on Exercise of Remedies by Owners................29
Section 904.      Right of Owners to Direct Proceedings.......................29
Section 905.      Remedies Cumulative.........................................29
Section 906.      Waivers of Events of Default................................30

                                    ARTICLE X

                                   THE TRUSTEE

Section 1001.     Acceptance of the Trusts....................................30
Section 1002.     Fees, Charges and Expenses of the Trustee...................31
Section 1003.     Notice to Owners if Default Occurs..........................31
Section 1004.     Intervention by the Trustee.................................31
Section 1005.     Successor Trustee Upon Merger, Consolidation or Sale........31
Section 1006.     Resignation of Trustee......................................31
Section 1007.     Removal of Trustee..........................................31
Section 1008.     Appointment of Successor Trustee............................31
Section 1009.     Vesting of Trusts in Successor Trustee......................31
Section 1010.     Right of Trustee to Pay Taxes and Other Charges.............31
Section 1011.     Trust Estate May Be Vested in Co-trustee....................32
Section 1012.     Annual Accounting...........................................32
Section 1013.     Recordings and Filings......................................32
Section 1014.     Performance of Duties under the Lease.......................32
Section 1015.     Designation of Paying Agents................................32
Section 1016.     Fees, Charges and Expenses of Paying Agents.................32

                                   ARTICLE XI

               SUPPLEMENTAL INDENTURES AND SUPPLEMENTAL MORTGAGES

Section 1101.     Supplemental Indentures and Supplemental
                  Mortgages Not Requiring Consent of Owners...................32
Section 1102.     Supplemental Indentures and Supplemental
                  Mortgages Requiring Consent of Owners.......................53

                                   ARTICLE XII

                                LEASE AMENDMENTS

Section 1201.     Lease Amendments............................................33


                                      (iii)

                                  ARTICLE XIII

                           SATISFACTION AND DISCHARGE

Section 1301.     Satisfaction and Discharge of Indenture.....................33
Section 1302.     Bonds Deemed to be Paid.....................................33

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

Section 1401.     Consents and Other Instruments by Owners....................34
Section 1402.     Interested Parties..........................................34
Section 1403.     Notices.....................................................34
Section 1404.     Suspension of Mail Service..................................35
Section 1405.     Amendment...................................................35
Section 1406.     Severability................................................35
Section 1407.     Counterparts................................................35
Section 1408.     Governing Law...............................................35

                  Signatures and Seals.......................................S-1

                  Schedule I - Property Subject to Lease

                  Appendix A-Form of Series 2002 Bonds
                  Appendix B-Form of Certificate for Payment of Project Costs


                                      (iv)

                                 TRUST INDENTURE

      THIS TRUST INDENTURE, dated as of December 1, 2002, between UTAH TECH CENTER, LLC, a limited liability company duly organized and existing under the laws of the State of Missouri and qualified to do business in the State of Utah, as Issuer, and SECURITY BANK OF KANSAS CITY, a banking corporation duly organized and existing and authorized to accept and execute trusts of the character herein set forth under the laws of the State of Kansas, with its principal office located in the City of Kansas City, Kansas, as Trustee;

      WITNESSETH:

      WHEREAS, the Issuer is authorized by law and a resolution duly adopted by its members (the "Resolution"), to issue under this Indenture a series of bonds (described herein) in an aggregate principal amount of $14,870,000 (the "Series 2002 Bonds"), for the purpose of providing funds to (a) finance the acquisition, construction, furnishing and equipping of an approximately 75,000 square foot office building located at 8540 Sandy Parkway in Sandy, Utah (the "Project"),
(b) fund capitalized interest on the Series 2002 Bonds and (c) pay costs of issuance of the Series 2002 Bonds; and

      WHEREAS, concurrently with the issuance of the Series 2002 Bonds, the Issuer will enter into a Deed of Trust, Mortgage and Security Agreement of even date herewith (the "MORTGAGE") to the mortgage trustee for the benefit of the Trustee to secure its obligations under this Indenture; and

      WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as provided in this Indenture, the valid and legally binding obligations of the Issuer, and to constitute this Indenture a valid and legally binding pledge and assignment of the Trust Estate herein made for the security of the payment of the principal of, premium, if any, and interest on the Bonds issued hereunder, have been done and performed, and the execution and delivery of this Indenture and the execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                                GRANTING CLAUSES

      That the Issuer, in consideration of the premises, the acceptance by the Trustee of the trusts hereby created, the purchase and acceptance of the Bonds by the Owners thereof, and of other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure the payment of the principal of, premium, if any, and interest on all of the Bonds issued and Outstanding under this Indenture from time to time according to their tenor and effect, and to secure the performance and observance by the Issuer of all the covenants, agreements and conditions herein and in the Bonds contained, does hereby pledge and assign unto the Trustee and its successors and assigns, the following property (said property being herein referred to as the "Trust Estate"):

      (a) all right, title and interest of the Issuer in, to and under the Lease, and all rents, revenues and receipts derived by the Issuer from the Project including, without limitation, all payments derived by the Issuer under and pursuant to and subject to the provisions of the Lease; provided that the pledge and assignment hereby made shall not impair or diminish the obligations of the Issuer under the provisions of the Lease; and

      (b) all right, title and interest of the Issuer in, to and under the Mortgaged Property mortgaged and pledged under the Mortgage and all financing statements or other instruments or documents relating thereto; and

      (c) all moneys and securities from time to time held by the Trustee under the terms of this Indenture, and any and all other property of every kind and nature from time to time hereafter, by delivery or by writing of any kind, pledged, assigned or transferred as and for additional security hereunder by the Issuer or by anyone in its behalf, or with its written consent, to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

      TO HAVE AND TO HOLD, all and singular, the Trust Estate with all rights and privileges hereby pledged and assigned, or agreed or intended so to be, to the Trustee and its successors in trust and assigns;

      IN TRUST NEVERTHELESS, upon the terms and subject to the conditions herein set forth, for the equal and proportionate benefit, protection and security of all Owners from time to time of the Bonds issued and Outstanding under this Indenture, without preference, priority or distinction as to lien or otherwise of any of the Bonds over any other of the Bonds except as expressly provided by this Indenture;

      PROVIDED, HOWEVER, that if the Issuer shall well and truly pay, or cause to be paid, the principal of, premium, if any, and interest on all the Bonds, at the times and in the manner mentioned in the Bonds according to the true intent and meaning thereof, or shall provide for the payment thereof (as provided in ARTICLE XIII hereof), and shall pay or cause to be paid to the Trustee all other sums of money due or to become due to it in accordance with the terms and provisions hereof, then upon such final payments this Indenture and the rights hereby granted shall cease, determine and be void; otherwise, this Indenture shall be and remain in full force and effect.

      THIS INDENTURE FURTHER WITNESSETH, and it is hereby expressly declared, covenanted and agreed by and between the parties hereto, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and that all the Trust Estate is to be held and applied under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer does hereby agree and covenant with the Trustee and with the respective Owners from time to time of the Bonds, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 101. DEFINITIONS OF WORDS AND TERMS. In addition to the words and terms defined elsewhere in this Indenture, the following words and terms as used in this Indenture shall have the following meanings, unless some other meaning is plainly intended:

      "ADDITIONAL BONDS" means any Bonds issued in addition to and on a parity with the Series 2002 Bonds and issued pursuant to SECTION 208 of this Indenture.

      "ADDITIONAL  PAYMENTS" means all fees,  charges and expenses  described in
SECTION 611 hereof.

      "ANNUAL BUDGET" means the Annual Budget of the Project required by SECTION 814 hereof.

      "AFFILIATE" means any person (including any corporation, partnership, limited liability company or other entity (including without limitation, any trust or estate or natural person) which, directly or through one or more intermediaries, owns or controls, or is controlled by or which is under common control with, the Issuer.

      "AUTHORIZED ISSUER REPRESENTATIVE" means any member of the Issuer as is at the time designated to act on behalf of the Issuer as evidenced by written certificate furnished to the Trustee containing the specimen signature of such person and signed on behalf of the Issuer by all its members. Such certificate may designate an alternate or alternates, each of whom shall be entitled to perform all duties of the Authorized Issuer Representative.

      "BANKRUPTCY CODE" means Title 11 of the United States Code, as amended.

      "BOND" or "BONDS" means the fully registered Series 2002 Bonds and any Additional Bonds.

      "BOND REGISTER" means the books maintained by the Trustee for the registration and transfer of the Bonds.

      "BUSINESS DAY" means a day which is not (a) a Saturday or Sunday or (b) any day on which banks in the State of Missouri are authorized or required to be closed.

      "CAPITALIZED INTEREST FUND" has the meaning set forth in SECTION 601 of this Indenture.

      "CEDE & CO." means Cede & Co., as nominee of The Depository Trust Company, New York, New York.

      "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.9601, et seq.

      "CERTIFICATE OF COMPLETION" means a written certificate signed by the Authorized Issuer Representative and the Project Consultant stating that (a) the Project has been completed in accordance with the Plans and Specifications, (b) the Project has been completed in a good and workmanlike manner, (c) no mechanic's or other similar liens have been filed, nor is there any basis for the filing of such liens, with respect to the Project, (d) all Improvements constituting a part of the Project are located or installed upon the Land, (e) if required by ordinances duly adopted by the City of Sandy, Utah or by applicable building codes, that an appropriate certificate of occupancy has been issued with respect to the Project and (1) the Project has been accepted by the Tenant pursuant to the terms of the Lease.

      "CHANGE OF CIRCUMSTANCES" means the occurrence of any of the following events:

            (a) title to, or the temporary use of, all or any material part of the Project shall be condemned by any authority exercising the power of eminent domain;

            (b) title to substantially all of the Project is found to be deficient or nonexistent to the extent that the Project is untenantable or the efficient utilization of the Project by the Issuer is substantially impaired;

            (c) substantially all of the Project is damaged or destroyed by fire or other casualty; or

            (d) as a result of (i)  changes  in the  Constitution  of the State,
      (ii) any legislative or administrative action by the State or any political subdivision thereof, or by the United States or (iii) any action instituted in any court, the Lease shall become void or unenforceable, or impossible to perform without unreasonable delay, or unreasonable burdens or excessive liabilities are imposed upon the Issuer by reason of such changes of circumstances.

      "COMPLETION DATE" means the date of completion of the acquisition, purchase, construction and installation of the Project pursuant to this Indenture.

      "CONSTRUCTION PERIOD" means the period from the beginning of construction of the Project to the Completion Date.

      "COSTS OF ISSUANCE" means any and all expenses of whatever nature incurred in connection with the issuance and sale of the Bonds, including but not limited to underwriting fees and expenses, underwriting discount, bond and other printing expenses, and legal fees and expenses of counsel.

      "DEBT SERVICE FUND" has the meaning set forth in SECTION 601 of this Indenture.

      "DEBT SERVICE REQUIREMENTS" means, for any period of time for which calculated, the aggregate of the payments to be made during such period in respect of principal (whether at maturity or otherwise) and interest on the Outstanding Bonds; provided that such payments are excluded from Debt Service Requirements to the extent that cash or Defeasance Obligations are on deposit in an irrevocable escrow or trust account in accordance with SECTION 1302 hereof and such amounts (including, where appropriate, the earnings or other increment to accrue thereon) are required to be applied to pay principal or interest and are sufficient to pay such principal or interest.

      "DEFAULT ADMINISTRATION COSTS" means the reasonable fees, charges and expenses of the Trustee incurred in anticipation of an Event of Default, or after the occurrence of an Event of Default, including, but not limited to, counsel fees, litigation costs and expenses.

      "DEFAULT RATE" means the highest rate on any Bonds plus 5% per annum.

      "DEFEASANCE OBLIGATIONS" means Government Obligations which are not subject to redemption prior to maturity.

      "ENVIRONMENTAL ASSESSMENT" means an environmental assessment with respect to the Project conducted by an independent consultant satisfactory to the Trustee which reflects the results of such inspections, records reviews, soil tests, groundwater tests and other tests requested, which assessment and results shall be satisfactory in scope, form and substance to the Trustee.

      "ENVIRONMENTAL LAW" means CERCLA, the Superfund Amendments and Reauthorization Act of 1986, and any other federal, state or local environmental statute, regulation or ordinance presently in effect or coming into effect during the term of the Lease.

      "EVENT OF BANKRUPTCY" means an event whereby the Issuer shall: (a) admit in writing its inability to pay its debts as they become due; (b) file a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Code as now or in the future amended, or file a pleading asking for such relief, (c) make an assignment for the benefit of creditors; (d) consent to the appointment of a trustee or receiver for all or a major portion of its property; (e) be finally adjudicated as bankrupt or insolvent under any federal or state law; (f) suffer the entry of a final and nonappealable court order under any federal or state law appointing a receiver or trustee for all or a major part of its property or ordering the winding-up or liquidation of its affairs, or approving a petition filed against it under the Bankruptcy Code, which order, if the Issuer has not consented thereto, shall not be vacated, denied, set aside or stayed within 60 days after the day of entry; or (g) suffer a writ or warrant of attachment or any similar process to be issued by any court against all or any substantial portion of its property, and such writ or warrant of attachment or any similar process is not contested, stayed, or is not released within 60 days after the final entry, or levy or after any contest is finally adjudicated or any stay is vacated or set aside.

      "EVENT OF DEFAULT" under this Indenture means any of the following events:

      (a) default in the due and punctual payment of any interest on any Bond;

      (b) default in the due and punctual payment of the principal of or premium, if any, on any Bond on the stated maturity or accelerated maturity date thereof, or at the redemption date thereof,

      (c) default under the Mortgage; or

      (d) default in the performance or observance of any other of the covenants, agreements or conditions on the part of the Issuer contained in this Indenture or in the Bonds, and the continuance thereof for a period of 30 days after written notice thereof shall have been given to the Issuer and the Tenant by the Trustee or the Issuer and the Tenant by the Owners of not less than 25% in aggregate principal amount of Bonds then Outstanding; provided, however, that if any default shall be such that it cannot be corrected within such 30-day period, it shall not constitute an Event of Default if corrective action is instituted by the Issuer or the Tenant within such period and diligently pursued until such default is corrected.

      "FULL INSURABLE VALUE" means the full actual replacement cost of the Project less physical depreciation as determined from time to time upon the request of the Issuer or the Trustee (but not more frequently than once in every 24 months) by an architect, appraiser, appraisal company or one of the insurers, selected and paid by the Issuer.

      "GOVERNMENT OBLIGATIONS" means direct obligations of, or obligations the payment of the principal of and interest on which are unconditionally guaranteed by, the United States of America.

      "HAZARDOUS SUBSTANCES" shall mean "hazardous substances" as defined in CERCLA.

      "IMPOSITIONS" means all taxes and assessments, general and special, which may be lawfully taxed, charged, levied, assessed or imposed upon or against or payable for or in respect of the Project or any part thereof or the Issuer's interest therein, including any new lawful taxes and assessments not of the kind enumerated above to the extent that the same are lawfully made, levied or assessed in lieu of or in addition to taxes or assessments now customarily levied against real or personal property, and further including all water and sewer charges, assessments and other governmental charges and impositions whatsoever, foreseen or unforeseen.

      "IMPROVEMENTS" means the buildings, structures, facilities, additions, improvements, machinery, equipment and other property described in paragraph (b) of SCHEDULE I attached hereto and made a part hereof.

      "INDENTURE" means this Trust Indenture by and between the Issuer and the Trustee, as from time to time amended and supplemented by Supplemental Indentures in accordance with the provisions of ARTICLE XI of this Indenture.

      "INTEREST PAYMENT DATE" means (a) with respect to the Series 2002 Bonds, January 1 and July 1 of each year, commencing July 1, 2003, and terminating when the principal of, premium if any, and interest on the Series 2002 Bonds have been fully paid, and (b) with respect to any Additional Bonds, the dates specified as interest payments dates in the Supplemental Indenture relating thereto.

      "INVESTMENT SECURITIES" means any of the following securities, to the extent the same are at the time permitted for investment of funds held by the Trustee pursuant to this Indenture:

            (a) cash (insured at all times by the Federal Deposit Insurance Corporation or otherwise collateralized with obligations described in paragraph (b) below);

            (b) direct obligations of (including obligations issued or held in book entry form on the books of) the Department of the Treasury of the United States of America;

            (c) obligations of any of the following federal agencies, which obligations represent the full faith and credit of the United States of
      America:

            -     Export-Import Bank

            -     Farm Credit System Financial Assistance Corporation

            - Rural Economic Community Development Administration (formerly the Farmers Home Administration)

            -     General Services Administration

            -     U.S. Maritime Administration

            -     Small Business Administration

            -     Government National Mortgage Association (GNMA)

            -     U.S. Department of Housing & Urban Development (PHA's)

            -     Federal Housing Administration

            -     Federal Financing Bank;

            (d) direct obligations of any of the following federal agencies, which obligations are not fully guaranteed by the full faith and credit of the United States of America:

            - Senior debt obligations rated "Aaa" by Moody's and "AAA" by S&P issued by the Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC)

            -     Obligations of the Resolution Funding Corporation (REFCORP)

            -     Senior debt obligations of the Federal Home Loan Bank System

            (e) U.S. dollar denominated deposit accounts, federal funds and bankers' acceptances with domestic commercial banks (including the Trustee and its affiliates) which have a rating on their short term certificates of deposit on the date of purchase of "A-1" or "A-1+" by S&P and "P-l" by Moody's and maturing no more than 360 days after the date of purchase (provided that ratings on holding companies are not considered to be ratings on the subsidiary banks);

            (f) commercial paper which is rated at the time of purchase in the single highest classification by S&P (presently "A-1+") and by Moody's (presently "P-l") and which matures not more than 270 days after the date of purchase;

            (g) investments in a money market fund rated "AAAm" or "AAAm-G" or better by S&P;

            (h) "pre-refunded municipal obligations," which is defined as any bonds or other obligations of any state of the United States of America or of any agency, instrumentality or local governmental unit of any such state which are not callable at the option of the obligor prior to maturity or as to which irrevocable instructions have been given by the obligor to call on the date specified in the notice; and

                  (i) which are rated based on an irrevocable  escrow account or fund (the "escrow"), in the highest rating category of S&P and Moody's or any successors thereto; or

                  (ii) (A) which are fully secured as to principal,  premium, if any, and interest by an escrow consisting only of cash or obligations described in paragraphs (a) and (b) above, which escrow may be applied only to the payment of such principal of and interest and redemption premium, if any, on such bonds or other obligations on the maturity date or dates thereof or the specified redemption date or dates pursuant to such irrevocable instructions, as appropriate, and (B) which escrow is sufficient, as verified by a nationally recognized independent certified public accountant, to pay principal of and interest and premium, if any, on the bonds or other obligations described in this paragraph on the maturity date or dates specified in the irrevocable instructions referred to above, as appropriate;

            (i) general obligations of any state with a rating of at least "A2/A" or higher by both Moody's and S&P; or

            (j) investment agreements constituting an obligation of a bank, bank holding company, savings and loan association, trust company, insurance company or other financial institution whose outstanding unsecured short-term debt is rated at the time of such agreement in the highest rating category by a nationally recognized rating agency or whose outstanding unsecured long-term debt is rated at the time of such agreement in either of the two highest rating categories by a nationally recognized rating agency.

      "ISSUER" means Utah Tech Center, LLC, a limited liability company duly organized and existing under the laws of the State of Missouri, and its successors and assigns.

      "LAND" means the real property on which the Project is located, as more specifically described in paragraph (a) of SCHEDULE I attached hereto and made a part hereof.

      "LEASE"  means  the US  Government  Lease  for Real  Property,  Lease  No.
GS-08P-13736, executed on July 22, 2002, as supplemented, and any further supplements and amendments thereto, whereby the Issuer leases the Project to the Tenant.

      "MAXIMUM ANNUAL DEBT SERVICE" means the maximum amount of Debt Service Requirements for all series of the Bonds in any calendar year.

      "MOODY'S" means Moody's Investors Service, a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Issuer by notice to the Trustee.

      "MORTGAGE" means the Deed of Trust (With Assignment of Rents) and Security Agreement of even date herewith, from the Issuer to the mortgage trustee named therein for the benefit of the Trustee as from time to time amended by Supplemental Mortgages in accordance with the provisions of ARTICLE XI of this Indenture.

      "MORTGAGED PROPERTY" means the Land and Improvements and which is subject to the lien and security interest of the Mortgage, but excluding therefrom any Land or Improvements released from the lien of the Mortgage pursuant to the provisions thereof.

      "NET PROCEEDS" means, when used with respect to any insurance or condemnation award with respect to the Project, the proceeds from the insurance or condemnation award remaining after the payment of all expenses (including attorneys' fees and any extraordinary expenses of the Trustee) incurred in the collection of such proceeds.

      "NOTICE ADDRESS" means:

            (a)   with respect to the Issuer:

                  Utah Tech Center, LLC
                  3100 Broadway, Suite 1102
                  Kansas City, Missouri 63111
                  Attention: Member

With a copy to:   Shughart, Thompson & Kilroy
                  120 West 12th Street, Suite 1800
                  Kansas City, Missouri 64105
                  Attention: Daniel T. Murphy

            (b)   with respect to the Trustee:

                  Security Bank of Kansas City
                  P.O. Box 171297
                  Kansas City, Kansas 66117
                  Attention: Corporate Trust Department

            (c)   with respect to the Tenant:

                  General Services Administration
                  P.O. Box 17181
                  Ft. Worth, Texas 76102-0181
                  Attention: Finance Division (7BCPL)

            (e)   with respect to the Securities Depository at:

                  The Depository Trust Company
                  55 Water Street
                  50th Floor
                  New York, New York 10041-0099

      "OUTSTANDING"   means,  as  of  a  particular   date,  all  Bonds  issued,
authenticated and delivered under this Indenture, except:

            (a) Bonds cancelled by the Trustee or delivered to the Trustee for cancellation pursuant to this Indenture;

            (b) Bonds for which moneys or investments have been deposited in trust with the Trustee for payment or redemption in accordance with the provisions of the Indenture; and

            (c) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture.

      "OWNER" means the registered owner of any fully registered Bond.

      "PARTICIPANTS" means those financial institutions from whom the Securities Depository effects book-entry transfers and pledges of Bonds deposited with the Securities Depository, as such listing exists at the time of such reference.

      "PAYING AGENT" means the Trustee and any other commercial bank or trust institution organized under the laws of any state of the United States of America or any national banking association designated pursuant to this Indenture or any Supplemental Indenture as paying agent for any series of Bonds for the principal of, premium, if any, and interest on such Bonds.

      "PAYMENT DATE" means any date on which the principal of or interest on any Bonds is payable.

      "PERMITTED ENCUMBRANCES" means, with respect to Project as of any particular time, the following encumbrances:

            (a) this Indenture, the Mortgage and any other encumbrance in favor of the Trustee equally and ratably securing all Bonds and only Bonds on a parity basis;

            (b) liens for taxes, assessments, levies, fees, utility charges, and other governmental and similar charges, and any construction liens or vendors liens for work or services performed or materials furnished in connection with the Project, that are not delinquent, or the amount or validity of which are being contested in good faith by appropriate proceedings, provided the Issuer shall have set aside on its books adequate reserves therefor, and execution thereon is stayed or, with respect to construction liens, have been due for less than 60 days;

            (c) all right, title and interest of the State, municipalities and the public in and to tunnels, bridges and passageways over, under or upon a public way;

            (d) zoning laws, ordinances or regulations and similar restrictions which are not violated by the Issuer or the Project;

            (e) rights reserved to or vested in any municipality or governmental or other public authority by virtue of any franchise, grant, license, permit or provision of law, affecting the Project, to (1) control or regulate the Project or the Issuer's use of such Project in any manner,
      (2) to purchase, or designate a purchaser of or order the sale of the Project, (3) terminate such franchise, grant, license or permit, or (4) purchase, condemn, appropriate or recapture, or designate a purchaser of, the Project, which rights do not materially impair the use of the Project for the purposes for which it is held by the Issuer;

            (f) liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Issuer shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall be in existence;

            (g) any lien resulting from any judgment or notice of pending action, so long as such judgment or pending action is being contested and execution thereon is stayed or while the period for responsive pleadings has not lapsed;

            (h) utility, access and other easements, rights-of-ways, servitudes, restrictions, encumbrances and minor defects and irregularities in the title to the Project as normally exist with respect to properties similar in character to the Project that do not materially interfere with or impair the use of the Project or materially and adversely affect the value thereof,

            (i) any liens arising by reason of deposits with, or the giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulation for any purpose at any time as required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or license, or to enable the Issuer to maintain self-insurance or to participate in any funds established to cover any insurance risks or in connection with worker's compensation, unemployment insurance, pension or profit sharing plans or other similar arrangements, or to share in the privileges or benefits required for entities participating in such arrangements;

            (j) liens arising by reason of good faith deposits with or by the Issuer in connection with leases of real estate, bids or contracts (other than contracts for the payment of money), deposits by the Issuer to secure public or statutory obligations, or to secure, or in lieu of, surety, stay or appeal bonds, and deposits as security for the payment of taxes or assessments or other similar charges;

            (k) rights of set-off and banker's liens with respect to funds on deposit in a financial institution in the ordinary course of business;

            (l) any encumbrance existing on the Project prior to the time of its acquisition through purchase, lease, merger, consolidation or otherwise; provided, however, that no such encumbrance may be increased, extended, renewed or modified unless such encumbrance as so increased, extended, renewed or modified otherwise qualifies as a Permitted Encumbrance; and

            (m) leases of and purchase money security interests in or installment purchase interests placed upon the Project in order to obtain the use of the Project or to secure a portion of the purchase price thereof, or lessee's interest in leases required to be capitalized in accordance with generally accepted accounting principles.

      "PLANS AND SPECIFICATIONS" means the plans and specifications prepared with respect to the Project, as amended by the Issuer with the consent of the Tenant from time to time prior to the Completion Date, the same being duly certified by the Authorized Issuer Representative, which plans and specifications have been approved by the Project Consultant and are on file at the principal office of the Issuer in Kansas City, Missouri, and shall be available for reasonable inspection by the Trustee and its duly appointed representatives.

      "PRINCIPAL PAYMENT DATE" means (a) with respect to the Series 2002 Bonds, January 1, 2024, and (b) with respect to any Additional Bonds, the dates specified as the principal payment dates in the Supplemental Indenture relating thereto.

      "PROJECT" means the Land and the Improvements, including an approximately 75,000 square foot office building located at 8540 Sandy Parkway in Sandy, Utah.

      "PROJECT ADDITIONS" means any Improvements acquired, constructed or installed from proceeds of any series of Additional Bonds authorized and issued pursuant to this Indenture, and any alterations or additions made to the Project to the extent provided in SECTION 817.

      "PROJECT CONSULTANT" means the consultant appointed for the Project by the Issuer and approved by the Trustee, which shall be an architect, engineer or firm of architects or engineers who is not a full-time employee of the Tenant or the Issuer.

      "PROJECT CONTRACTS" has the meaning set forth in SECTION 816.

      "PROJECT COSTS" means those costs incurred in connection with the Project, including:

            (a) all costs and expenses necessary or incident to the acquisition of any Improvements that are acquired, constructed or in progress at the date of the original issuance and delivery of the Series 2002 Bonds;

            (b) fees and expenses of architects, appraisers, surveyors and engineers for estimates, surveys, soil borings and soil tests and other preliminary investigations and items necessary to the commencement of construction, preparation of plans, drawings and specifications and supervision of construction, as well as for the performance of all other duties of architects, appraisers, surveyors and engineers in relation to the construction, furnishing and equipping of the Project or the issuance of the Bonds;

            (c) all costs and expenses of acquiring, constructing or installing any Improvements that are acquired, constructed or installed after the date of the original issuance and delivery of the Series 2002 Bonds;

            (d) the cost of the title insurance policies and the cost of any insurance and performance and payment bonds maintained during the Construction Period with respect to the Project in accordance with SECTION 805;

            (e) interest accruing on the Bonds prior to the Completion Date, if and to the extent proceeds of the Bonds set aside and deposited to the credit of the Capitalized Interest Fund or any accounts contained therein pursuant to SECTION 603 are insufficient for payment of such interest;

            (f) Costs of Issuance; and

            (g) all other items of expense as may be  necessary  or incident to:
      (i) the authorization, issuance and sale of the Bonds; (ii) the acquisition, construction, equipping and furnishing of the Project; and
      (iii) the financing thereof.

      "PROJECT FUND" has the meaning set forth in SECTION 501 of this Indenture.

      "PROJECT  OPERATION  AND  MAINTENANCE  FUND" has the  meaning set forth in
SECTION 601 of this Indenture.

      "PROJECT OPERATION AND MAINTENANCE FUND REQUIREMENT" means $100,000.

      "PROJECT REPLACEMENT FUND" has the meaning set forth in SECTION 601 of this Indenture.

      "RECORD DATE" means the 15th day of the month immediately preceding each Payment Date, or if such date is not a Business Day, the Business Day immediately preceding such Payment Date.

      "REPLACEMENT BONDS" means Bonds issued to the beneficial owners of the Bonds in accordance with SECTION 212(B) of this Indenture.

      "REVENUE FUND" has the meaning set forth in SECTION 601 of this Indenture.

      "S&P" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, a corporation organized and existing under the laws of the State of New York, and its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, S&P shall be deemed to refer to any other nationally recognized securities rating agency designated by the Issuer by notice to the Trustee.

      "SECURITIES DEPOSITORY" means The Depository Trust Company, New York, New York, and its successors and assigns.

      "SERIES 2002 BONDS" means the Utah Tech Center, LLC Taxable Revenue Bonds (OSHA Technical Center Project), Series 2002, dated the date of original issuance and delivery thereof, in the aggregate principal amount of $14,870,000.

      "SERIES  2002  CAPITALIZED   INTEREST   ACCOUNT"  means  the  Series  2002
Capitalized Interest Account created within the Capitalized Interest Fund pursuant to SECTION 601 of this Indenture.

      "SERIES 2002 DEBT SERVICE ACCOUNT" means the Series 2002 Debt Service Account created within the Debt Service Fund pursuant to SECTION 601 of this Indenture.

      "SERIES 2002 PROJECT ACCOUNT" means the Series 2002 Project Account created within the Project Fund pursuant to SECTION 501 of this Indenture.

      "SERIES 2002 PLACEMENT AGENT" means U.S. Bancorp Piper Jaffray, Inc.

      "STATE" means the State of Utah.

      "SUPPLEMENTAL INDENTURE" means any indenture supplemental or amendatory to this Indenture entered into by the Issuer and the Trustee pursuant to ARTICLE XI of this Indenture.

      "SUPPLEMENTAL MORTGAGE" means any mortgage supplemental or amendatory to the Mortgage entered into by the Issuer for the benefit of the Trustee.

      "TAX AND INSURANCE FUND" has the meaning set forth in SECTION 601 of this Indenture.

      "TENANT" means the United States of America acting by and through the General Services Administration for the benefit of the Department of Labor, Occupational Safety and Health Administration, and its successors and assigns.

      "TRUST ESTATE" has the meaning set forth in the Granting Clauses of this Indenture.

      "TRUSTEE" means Security Bank of Kansas City, in the City of Kansas City, Kansas, in its capacity as bond registrar and trustee and its successor or successors and any other corporation or association which at the time may be substituted in its place pursuant to and at the time serving as Trustee under this Indenture.

      "VALUE" means:

            (a) as to investments for which the bid and asked prices are published on a regular basis in The Wall Street Journal (or, if not in The Wall Street Journal, then in The New York Times), the average of the most recently published bid and asked prices for such investments at the time of determination;

            (b) as to investments the bid and asked prices of which are not published on a regular basis in The Wall Street Journal or The New York Times, the average bid price at the time of determination for such investments by any two nationally recognized government securities dealers (selected by the Trustee in its absolute discretion) making a market in such investments at the time or the bid price published by a nationally recognized pricing service;

            (c) as to certificates of deposit and bankers acceptances, the face amount thereof, plus accrued interest; and

            (d) as to any investment not specified above, the value thereof established by prior agreement between the Issuer and the Trustee.

      SECTION 102. RULES OF INTERPRETATION.

      (a) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context shall indicate otherwise, the words importing the singular number shall include the plural and vice versa, and words importing persons shall include firms, associations and corporations, including public bodies, as well as natural persons.

      (b) Wherever in this Indenture it is provided that either party shall or will make any payment or perform or refrain from performing any act or obligation, each such provision shall, even though not so expressed, be construed as an express covenant to make such payment or to perform, or not to perform, as the case may be, such act or obligation.

      (c) All references in this instrument to designated "Articles," "Sections" and other subdivisions are, unless otherwise specified, to the designated Articles, Sections and subdivisions of this instrument as originally executed. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or subdivision.

      (d) The Table of Contents and the Article and Section headings of this Indenture shall not be treated as a part of this Indenture or as affecting the true meaning of the provisions hereof.

                                   ARTICLE II

                                    THE BONDS

      SECTION 201. TITLE AND AMOUNT OF BONDS. No Bonds may be issued under this Indenture except in accordance with the provisions of this Article. The Bonds authorized to be issued under this Indenture shall be issued in one or more separate series, the first series of which shall be designated as "Utah Tech Center, LLC Taxable Revenue Bonds (OSHA Technical Center Project), Series 2002," and any subsequent series of which may contain such other appropriate particular designation added to or incorporated in such title as the Issuer may determine. The total principal amount of Bonds that may be issued hereunder is hereby expressly limited to the $14,870,000 principal amount of Series 2002 Bonds and the permitted principal amount of any Additional Bonds issued hereunder as set forth in the Supplemental Indenture related thereto.

      SECTION 202. DENOMINATION, NUMBERING AND DATING OF BONDS.

      (a) The Bonds shall be issuable in the form of fully registered Bonds in the minimum denomination of $100,000 or any integral multiple of $5,000 in excess thereof not exceeding the principal amount of the Bonds maturing on any Principal Payment Date. The Bonds shall be substantially in the form set forth in APPENDIX A to this Indenture. The Bonds of each series of Bonds shall be numbered in such manner as the Trustee shall determine.

      (b) The Bonds of each series of Bonds shall be dated as provided in this Indenture or the Supplemental Indenture authorizing the issuance of such series of Bonds. The Bonds shall bear interest from their effective date of registration. The effective date of registration shall be set forth on each such Bond, such effective date of registration to be as of the Interest Payment Date next preceding the date of authentication thereof by the Trustee, unless such date of authentication shall be an Interest Payment Date, in which case the effective date of registration shall be as of such date of authentication, or unless the date of authentication shall be prior to the first Interest Payment Date for such series of Bonds, in which case the effective date of registration shall be either the dated date of such series of Bonds or the date such series of Bonds is issued and delivered, as provided in SECTION 207(D) of this Indenture or the Supplemental Indenture authorizing such series of Bonds; provided, however, that if payment of the interest on any Bonds of any series shall be in default at the time of authentication of any fully registered Bonds issued in lieu of Bonds surrendered for transfer or exchange, the effective date of registration shall be as of the date to which interest has been paid in full on the Bonds surrendered.

      SECTION 203. METHOD AND PLACE OF PAYMENT OF BONDS. Payment of the principal and premium, if any, on the Bonds shall be made (a) by check or draft upon the presentation and surrender of such Bonds as the same respectively become due and payable at the principal office of any Paying Agent named in the Bonds or (b) upon written request to the Trustee of any Owner owning Bonds in an aggregate principal amount of at least $500,000, by electronic transfer to a bank for credit to the account number filed with the Trustee no later than the Business Day immediately preceding the applicable Record Date (which request shall be signed by the Owner and shall include the name of the bank, its address, its ABA routing number and the name, phone number and contact name related to the Owner's account at such bank to which the payment is to be credited). Payment of the interest on each Bond shall be made by the Trustee on each Interest Payment Date to the person appearing as the Owner thereof on the Bond Register by check or draft mailed to such Owner at his address as it appears on such Bond Register as of the applicable Record Date.

      SECTION 204. EXECUTION AND AUTHENTICATION OF BONDS.

      (a) The Bonds shall be executed on behalf of the Issuer by the manual or facsimile signature of all of its members. In case any member whose signature or facsimile thereof appears on any Bonds shall cease to be a member before the delivery of such Bonds, such signature or facsimile thereof shall nevertheless be valid and sufficient for all purposes, the same as if such person had remained as a member until delivery. Any Bond may be signed by such persons as shall be the members to sign such Bond at the actual time of the execution of such Bond although on the date of such Bond such persons may not have been a member.

      (b) The Bonds shall have endorsed thereon a Certificate of Authentication substantially in the form set forth in ARTICLE IV hereof, which shall be manually executed by the Trustee. No Bond shall be entitled to any security or benefit under this Indenture or shall be valid or obligatory for any purpose unless and until such Certificate of Authentication shall have been duly executed by the Trustee. Such executed Certificate of Authentication upon any Bond shall be conclusive evidence that such Bond has been duly authenticated and delivered under this Indenture. The Certificate of Authentication on any Bond shall be deemed to have been duly executed if signed by any authorized signatory of the Trustee, but it shall not be necessary that the same signatory sign the Certificate of Authentication on all of the Bonds that may be issued hereunder at any one time.

      SECTION 205. REGISTRATION, TRANSFER AND EXCHANGE OF BONDS.

      (a) The Trustee shall keep books for the registration and transfer of Bonds as provided in this Indenture.

      (b) Any Bond may be transferred or exchanged only upon the books maintained by Trustee for the registration and transfer of Bonds upon surrender thereof to the Trustee duly endorsed for transfer or accompanied by an assignment duly executed by the Owner or his attorney or legal representative in such form as shall be satisfactory to the Trustee. Upon any such transfer or exchange, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange for such Bond a new fully registered Bond or Bonds, registered in the name of the transferee, of any denomination or denominations authorized by this Indenture in an aggregate principal amount equal to the principal amount of such Bond, of the same series and maturity and bearing interest at the same rate.

      (c) The Bonds and any interest in the Bonds shall be transferable only to a "qualified institutional buyer" as defined in Rule 144A promulgated by the SEC.

      (d) In all cases in which Bonds shall be exchanged or transferred hereunder, the Issuer shall execute and the Trustee shall authenticate and deliver at the earliest practicable time new Bonds in accordance with the provisions of this Indenture. All Bonds surrendered in any such exchange or transfer shall forthwith be cancelled by the Trustee. The Trustee may make a charge for every such exchange or transfer of Bonds sufficient to reimburse it for any tax, fee or other governmental charge required to be paid with respect to such exchange or transfer, and such charge shall be paid by the Owner before a new Bond shall be delivered. The fees and charges of the Trustee for making any transfer or exchange hereunder and the expense of any bond printing necessary to effect such transfer or exchange shall be paid by the Issuer. In the event any Owner fails to provide a correct taxpayer identification number to the Trustee, the Trustee may make a charge against such Owner sufficient to pay any governmental charge required to paid as a result of such failure. In compliance with Section 3406 of the Code, such amount may be deducted by the Trustee from amounts otherwise payable to such Owner hereunder or under the Bonds. Neither the Issuer nor the Trustee shall be required to make any exchange or transfer of Bonds (i) on or after a Record Date and preceding the Payment
Date immediately subsequent to such Record Date or (ii) in the case of any proposed redemption of Bonds, during the 15 days immediately preceding the selection of Bonds for such redemption or after such Bonds or any portion thereof has been selected for redemption.

      SECTION 206. PERSONS DEEMED OWNERS OF BONDS. The person in whose name any Bond shall be registered as shown on the registration books required to be maintained by the Trustee by this Section shall be deemed and regarded as the absolute owner thereof for all purposes. Payment of, or on account of the principal of and premium, if any, and, interest on any such Bond shall be made only to or upon the order of the Owner thereof or his legal representative. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Bond, including the interest thereon, to the extent of the sum or sums so paid.

      SECTION 207. AUTHORIZATION OF SERIES 2002 BONDS.

      (a) There shall be initially issued and secured pursuant to this Indenture a series of Bonds in the aggregate principal amount of $14,870,000 for the purpose of providing funds to pay Costs of Issuance and Project Costs, which Bonds shall be designated as provided in SECTION 201 hereof.

      The Series 2002 Bonds shall be dated December 15, 2002, shall become due (subject to prior redemption as hereinafter provided in ARTICLE III) and shall bear interest from the dated date or the Interest Payment Date to which interest has been paid at the rates as follows:

                                   TERM BONDS

             $14,870,000 6.280% TERM BONDS MATURING JANUARY 1, 2024

      (b) Interest on the Series 2002 Bonds shall be payable to the Owners thereof in accordance with the provisions of SECTION 203 hereof.

      (c) The Trustee is hereby designated as the Issuer's Paying Agent for the payment of the principal of, premium, if any, and interest on the Series 2002 Bonds.

      (d) Upon the original issuance and delivery of the Series 2002 Bonds, the effective date of registration of the Series 2002 Bonds shall be December 15, 2002.

      (e) The Series 2002 Bonds shall be substantially in the form set forth in APPENDIX A hereto and delivered to the Trustee for authentication, but prior to or simultaneously with the authentication and delivery of the Series 2002 Bonds by the Trustee, there shall be filed with the Trustee the following:

            (i) an original or certified copy of the resolutions adopted by Issuer's members authorizing the issuance of the Bonds and the execution of this Indenture and the Lease;

            (ii) an original executed counterpart of this Indenture;

            (iii) an original executed counterpart of the Lease;

            (iv) an original executed counterpart of the Mortgage;

            (v) an opinion or opinions of Bond Counsel to the effect that the Series 2002 Bonds constitute valid and legally binding obligations of the Issuer;

            (vi) a request and authorization to the Trustee on behalf of the Issuer to authenticate the Bonds and to deliver the Bonds to the Series 2002 Placement Agent upon payment to the Trustee, for the account of the Issuer, of the purchase price thereof (and the Trustee shall be entitled to conclusively rely upon such request and authorization as to the amount of such purchase price); and

            (vii) such other certificates, statements, receipts and documents as the Trustee or Bond Counsel shall reasonably require for the delivery of the Series 2002 Bonds.

      (f) When the documents specified in subsection (e) of this Section shall have been filed with the Trustee, and when the Series 2002 Bonds shall have been executed and authenticated as required by this Indenture, the Trustee shall deliver the Series 2002 Bonds to or upon the order of the Series 2002 Placement Agent, but only upon payment to the Trustee of the purchase price of the Series 2002 Bonds. The proceeds of the sale of the Series 2002 Bonds, including accrued interest and premium thereon, if any, shall be immediately paid over to the Trustee, and the Trustee shall deposit and apply such proceeds as provided in
ARTICLE V hereof.

      SECTION 208. AUTHORIZATION OF ADDITIONAL BONDS.

      (a) Additional Bonds may be issued under and equally and ratably secured by this Indenture on a parity with the Series 2002 Bonds and any other Additional Bonds Outstanding at any time and from time to time, upon compliance with the conditions hereinafter provided in this Section, for any of the following purposes:

            (i) to provide funds to pay the costs of completing the construction of the Project, the total of such costs to be evidenced by a certificate signed by the Authorized Issuer Representative and the Project Consultant;

            (ii) to provide funds to pay all or any part of the costs of purchase, construction or installation of Project Additions as the Issuer may deem necessary or desirable; or

            (iii) to provide funds for refunding all or any part of the Bonds of any series then Outstanding, including the payment of any premium thereon and interest to accrue to the designated redemption date and any expenses in connection with such refunding.

      (b) Before any Additional Bonds shall be issued under the provisions of this Section, (i) Moody's shall reaffirm the then current rating of the Series 2002 Bonds and shall issue an equivalent rating for the Additional Bonds; provided, however, such rating shall not be required if the purpose of the issuance of the Additional Bonds is to provide funds for refunding all of the Bonds of any series then Outstanding, and (ii) the members of the Issuer shall adopt a resolution (A) authorizing the issuance of such Additional Bonds, fixing the amount and terms thereof and describing the purpose or purposes for which such Additional Bonds are being issued or describing the Bonds to be refunded,
(B) authorizing the Issuer to enter into a Supplemental Indenture for the purpose of providing for the issuance of and securing such Additional Bonds and,
(C) if required, authorizing the Issuer to enter into a supplemental lease with the Tenant to provide for additional rental payments for completing the Project, for the purchase, construction and installation of the Project Additions, and for such other matters as are appropriate because of the issuance of the Additional Bonds proposed to be issued so long as such matters, in the judgment of the Issuer, are not to the prejudice of the Issuer or the Owners. If required by the Series 2002 Placement Agent and the Owners of not less than a majority in aggregate principal amount of Bonds then Outstanding, the Supplemental Indenture providing for the issuance of and securing such Additional Bonds shall require the establishment of a reserve fund to be fully funded at the time of issuance of the Additional Bonds in an amount required by the Series 2002 Placement Agent and the Owners of not less than a majority in aggregate principal amount of Bonds then Outstanding.

      (c) Such Additional Bonds shall have the same designation as the Series 2002 Bonds, except for an identifying series letter or date and the addition of the word "Refunding" when applicable, shall be dated, shall be stated to mature on Payment Dates in a specified year or years, shall bear interest at a specified rate or rates not exceeding the maximum rate then permitted by law, and shall be redeemable at specified times and prices (subject to the provisions of ARTICLE III of this Indenture), all as may be provided by the Supplemental Indenture authorizing the issuance of such Additional Bonds. Except as to any difference in the date, the maturity or maturities, the rate or rates of interest or the provisions for redemption, such Additional Bonds shall be on a parity with and shall be entitled to the same benefit and security of this Indenture as the Series 2002 Bonds and any other Additional Bonds Outstanding at the time of the issuance of such Additional Bonds.

      (d) Such Additional Bonds shall be substantially in the form and executed in the manner set forth in this Article and ARTICLE IV hereof and shall be deposited with the Trustee for authentication, but prior to or simultaneously with the authentication and delivery of such Additional Bonds by the Trustee, there shall be filed with the Trustee the following:

            (i) an original or certified copy of the resolutions adopted by the members of the Issuer authorizing the issuance of such Additional Bonds and the execution of such Supplemental Indenture and the appropriate amendments or supplements to the Lease;

            (ii) an original executed counterpart of the Supplemental Indenture providing for the issuance of the Additional Bonds;

            (iii)  an  original   executed   counterpart  of  the  amendment  or
      supplement to the Lease, if required;

            (iv) an original executed counterpart of the Supplemental Mortgage accompanied by a title insurance endorsement confirming the first lien priority of the Mortgage as supplemented by the Supplemental Mortgage;

            (v) an opinion of Bond Counsel to the effect that the issuance of such Additional Bonds are permitted under the Indenture and that the Additional Bonds constitute valid and legally binding obligations of the Issuer;

            (vi) a request and authorization to the Trustee on behalf of the Issuer to authenticate the Additional Bonds and to deliver such Additional Bonds to the purchasers therein identified upon payment to the Trustee, for account of the Issuer, of the purchase price thereof (and the Trustee shall be entitled to conclusively rely upon such request and authorization as to the names of the purchasers and the amount of such purchase price);

            (vii)  in the  case of  Additional  Bonds  being  issued  to  refund
      Outstanding Bonds, such additional documents as shall be reasonably required by the Trustee to establish that provision has been duly made for the payment of all of the Bonds to be refunded in accordance with the provisions of ARTICLE XIII of this Indenture;

            (viii) deposit of the amount of funds, if any, required by subsection (b) of this Section in a reserve fund for such Additional Bonds;

            (ix) such other certificates, statements, receipts and documents as the Trustee or Bond Counsel shall reasonably require for the delivery of such Additional Bonds; and

            (x) delivery of a rating letter from Moody's confirming the rating on the Series 2002 Bonds.

      (e) When the documents listed in subsection (d) of this Section shall have been filed with the Trustee with respect to an issuance of Additional Bonds, and when such Additional Bonds shall have been executed and authenticated as required by this Indenture, the Trustee shall deliver such Additional Bonds to or upon the order of the original purchasers thereof, but only upon payment to the Trustee of the purchase price of such Additional Bonds. The proceeds of the sale of such Additional Bonds (except Additional Bonds issued to refund Outstanding Bonds), including accrued interest and premium thereon, if any, shall be immediately paid over to the Trustee and shall be deposited and applied by the Trustee as provided in ARTICLE V hereof and in the Supplemental Indenture authorizing the issuance of such Additional Bonds. The proceeds (excluding accrued interest and premium, if any, which shall be deposited in the applicable account within the Debt Service Fund) of all Additional Bonds issued to refund Outstanding Bonds shall be deposited by the Trustee, after payment or making provision for payment of all expenses incident to such financing, to the credit of a special trust fund, appropriately designated, to be held in trust for the sole and exclusive purpose of paying the principal of, premium, if any, and interest on the Bonds to be refunded, as provided in SECTION 1302 hereof and in the Supplemental Indenture authorizing the issuance of such refunding Bonds.

      (f) Except as provided in this Section, the Issuer will not otherwise issue any obligations ratably secured and on a parity with the Series 2002 Bonds, but the Issuer may issue other obligations specifically subordinate and junior to the Series 2002 Bonds with the express written consent of the Owners of not less than a majority in aggregate principal amount of Bonds then Outstanding.

      SECTION 209. TEMPORARY BONDS.

      (a) Until definitive Bonds of any series are available for delivery, the Issuer may execute, and upon request of the Issuer the Trustee shall authenticate and deliver, in lieu of definitive Bonds, but subject to the same limitations and conditions as definitive Bonds, temporary printed, engraved, lithographed or typewritten Bonds, in the form of fully registered Bonds in denominations of $100,000 or any integral multiple of $5,000 in excess thereof, substantially of the tenor hereinabove set forth and with such appropriate omissions, insertions and variations as may be required with respect to such temporary Bonds.

      (b) If temporary Bonds shall be issued, the Issuer shall cause the definitive Bonds to be prepared and to be executed and delivered to the Trustee, and the Trustee, upon presentation to it at its principal office of any temporary Bond shall cancel the same and authenticate and deliver in exchange therefor, without charge to the Owner thereof, a definitive Bond or Bonds of an equal aggregate principal amount, of the same series and maturity and bearing interest at the same rate as the temporary Bond surrendered. Until so exchanged the temporary Bonds shall in all respects be entitled to the same benefit and security of this Indenture as the definitive Bonds to be issued and authenticated hereunder.

      SECTION 210. MUTILATED, LOST, STOLEN OR DESTROYED BONDS. In the event any Bond shall become mutilated, or be lost, stolen or destroyed, the Issuer shall execute and the Trustee shall authenticate and deliver a new Bond of like series, date and tenor as the Bond mutilated, lost, stolen or destroyed; provided, however, that in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Issuer and the Trustee evidence of such loss, theft or destruction satisfactory to the Issuer and the Trustee, together with indemnity satisfactory to them. In the event any such Bond shall have matured, instead of issuing a substitute Bond the Issuer may pay or authorize the payment of the same without surrender thereof. Upon the issuance of any substitute Bond, the Issuer and the Trustee may require the payment of an amount sufficient to reimburse the Issuer and the Trustee for any tax or other governmental charge that may be imposed in relation thereto and any other reasonable fees and expenses incurred in connection therewith.

      SECTION 211. CANCELLATION AND DESTRUCTION OF BONDS UPON PAYMENT.

      (a) All Bonds which have been paid or redeemed or which the Trustee has purchased or which have otherwise been surrendered to the Trustee under this Indenture, either at or before maturity, shall be cancelled by the Trustee immediately upon the payment, redemption or purchase of such Bonds and the surrender thereof to the Trustee.

      (b) All cancelled Bonds held by the Trustee shall be destroyed and disposed of by the Trustee in accordance with applicable record retention requirements. The Trustee shall execute and deliver to the Issuer a certificate describing the Bonds so cancelled.

      SECTION 212. BOOK-ENTRY; SECURITIES DEPOSITORY.

      (a) The Bonds shall initially be registered to Cede & Co., the nominee for the Securities Depository, and no beneficial owner will receive certificates representing their respective interests in the Bonds, except in the event the Trustee issues Replacement Bonds as provided in subsection (b). It is anticipated that during the term of the Bonds, the Securities Depository will make book-entry transfers among its Participants and receive and transmit payment of principal of, premium, if any, and interest on, the Bonds to the Participants until and unless the Trustee authenticates and delivers Replacement Bonds to the beneficial owners as described in subsection (b).

      (b) (i) If the Issuer determines that (A) the Securities Depository is unable to properly discharge its responsibilities, (B) the Securities Depository is no longer qualified to act as a securities depository and registered clearing agency under the Securities Exchange Act of 1934, as amended, or (C) the continuation of a book-entry system to the exclusion of any Bonds being issued to any Owner other than Cede & Co. is no longer in the best interests of the beneficial owners of the Bonds, or (ii) if the Trustee receives written notice from Participants having interests in not less than 50% of the Bonds Outstanding, as shown on the records of the Securities Depository (and certified to such effect by the Securities Depository), that the continuation of a book-entry system to the exclusion of any Bonds being issued to any Owner other than Cede & Co. is no longer in the best interests of the beneficial owners of the Bonds, then the Trustee shall notify the Owner of such determination or such notice and of the availability of certificates to beneficial owners requesting the same, and the Trustee shall register in the name of and authenticate and deliver Replacement Bonds to the beneficial owners or their nominees in principal amounts representing the interest of each, making such adjustments as it may find necessary or appropriate as to accrued interest and previous calls for redemption; provided, however, that in the case of a determination under
(i)(A) or (i)(B) of this subsection, the Issuer, with the consent of the Trustee, may select a successor securities depository in accordance with subsection (c) to effect book-entry transfers. In the event Replacement Bonds are issued, all references to the Securities Depository herein shall relate to the period of time when the Securities Depository is the Owner of at least one Bond. Upon the issuance of Replacement Bonds, all references herein to obligations imposed upon or to be performed by the Securities Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Replacement Bonds. If the Securities Depository resigns and the Issuer is unable to locate a qualified successor of the Securities Depository in accordance with subsection (c), then the Trustee shall authenticate and cause delivery of Replacement Bonds to the beneficial owners, as provided in this Indenture. The Trustee may rely on information from the Securities Depository and its Participants as to the names and addresses of, and the principal amounts held by, the beneficial owners of the Bonds. The cost of printing Replacement Bonds shall be paid for by the Issuer.

      (c) In the event the Securities Depository resigns, or the Issuer determines that the Securities Depository is unable to properly discharge its responsibilities or is no longer qualified to act as a securities depository and registered clearing agency under the Securities Exchange Act of 1934, as amended, the Issuer may appoint a successor Securities Depository provided the Trustee receives written evidence satisfactory to the Trustee with respect to the ability of the successor Securities Depository to discharge its responsibilities. Any such successor Securities Depository shall be a securities depository which is a registered clearing agency under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation that operates a securities depository upon reasonable and customary terms. The Trustee upon its receipt of a Bond or Bonds for cancellation shall cause the delivery of Bonds to the successor Securities Depository in appropriate denominations and form as provided herein.

                                  ARTICLE III

                               REDEMPTION OF BONDS

      SECTION 301. REDEMPTION OF BONDS GENERALLY. The Bonds shall be subject to redemption prior to maturity in accordance with the terms and provisions of this Article. Additional Bonds shall be subject to redemption prior to maturity in accordance with the terms and provisions contained in this Article and as may be specified in the Supplemental Indenture authorizing such Additional Bonds; provided, however, that no provision shall be made with respect to the redemption of any Additional Bonds which would result in, or constitute the creation of, a preference or priority of such Additional Bonds over the Series 2002 Bonds.

      SECTION 302. REDEMPTION OF SERIES 2002 BONDS. The Series 2002 Bonds shall be subject to redemption as follows:

      (a) Mandatory Redemption from Moneys Remaining in Project Fund. The Series 2002 Bonds are subject to mandatory redemption prior to the stated maturity thereof, on any date, using any balance remaining in the Project Fund, including any amounts transferred to the Project Fund from the Capitalized Interest Fund pursuant to SECTION 606(C) hereof, which is transferred to the Debt Service Fund upon completion of the Project and payment of all Project Costs as provided in
SECTION 504 of this Indenture. The Series 2002 Bonds redeemed using such funds will be redeemed in inverse order of maturity, or in such other order of maturity as selected by the Issuer, at a redemption price equal to 100% of the principal amount thereof, plus accrued interest thereon to the redemption date, without premium.

      (b) Extraordinary Optional Redemption. In the event of a Change of Circumstances, the Series 2002 Bonds shall be subject to redemption and payment prior to the stated maturity thereof, at the option of the Issuer, at any time at a redemption price equal to the principal amount thereof, plus accrued interest thereon to the redemption date, without premium, provided all of the Bonds are so redeemed and paid according to their terms.

      (c) Mandatory Sinking Fund Redemption. The Series 2002 Bonds are subject to mandatory redemption and payment prior to maturity pursuant to the mandatory redemption requirements of this Section on January 1 in each of the years set forth below, at a redemption price equal to the principal amount thereof plus accrued interest thereon to the redemption date, without premium.

                 July 1, 2007                        $65,000
                 January 1, 2008                      65,000
                 July 1, 2008                         70,000
                 January 1, 2009                      70,000
                 July 1, 2009                         90,000
                 January 1, 2010                      95,000
                 July 1, 2010                        205,000
                 January 1, 2011                     210,000
                 July 1, 2011                        235,000
                 January 1, 2012                     245,000
                 July 1, 2012                        290,000
                 January 1, 2013                     295,000
                 July 1, 2013                        340,000
                 January 1, 2014                     355,000
                 July 1, 2014                        365,000
                 January 1, 2015                     375,000
                 July 1, 2015                        385,000
                 January 1, 2016                     400,000
                 July 1, 2016                        485,000
                 January 1, 2017                     500,000
                 July 1, 2017                        515,000
                 January 1, 2018                     530,000
                 July 1, 2018                        550,000
                 January 1, 2019                     565,000
                 July 1, 2019                        655,000
                 January 1, 2020                     675,000
                 July 1, 2020                        700,000
                 January 1, 2021                     720,000
                 July 1, 2021                        745,000
                 January 1, 2022                     765,000
                 July 1, 2022                        790,000
                 January 1, 2023                     815,000
                 July 1, 2023                        840,000
                 January 1, 2024+                    865,000

--------------------------
+Maturity Date

      (d) Optional Redemption. The Series 2002 Bonds shall be subject to redemption and payment prior to maturity on or after January 1, 2011, at the option of the Issuer, as a whole or in part at any time, at the following redemption prices (expressed as percentages of the principal amount thereof), plus accrued interest to the redemption date:

          Redemption Period                                    Price
          -----------------                                    -----
January 1, 2011 through December 31, 2011                       102%
January 1, 20l2 through December 3l, 2012                       101%
January 1, 2013 and thereafter                                  100%

      SECTION 303. SELECTION OF BONDS TO BE REDEEMED.

      (a) Bonds shall be redeemed only in the principal amount of $5,000 or integral multiples thereof. If less than all of the Outstanding Bonds of any series are to be redeemed and paid prior to maturity, such Bonds shall be redeemed from maturities selected by the Issuer, and by lot within maturities, with Bonds of less than a full maturity to be selected by the Trustee in such equitable manner as it may determine.

      (b) In the case of a partial redemption of Bonds by lot when Bonds of denominations greater than $5,000 are then Outstanding, then for all purposes in connection with such redemption each $5,000 of face value shall be treated as though it was a separate Bond of the denomination of $5,000. If it is determined that one or more, but not all, of the $5,000 units of face value represented by any fully registered Bond is selected for redemption, then the Owner of such Bond or his attorney or legal representative shall forthwith present and surrender such Bond to the Trustee (i) for payment of the redemption price (including the premium, if any, and interest to the redemption date) of the $5,000 unit or units of face value called for redemption, and (ii) for exchange, without charge to the Owner thereof, for a new Bond or Bonds of the aggregate principal amount of the unredeemed portion of the principal amount of such Bond. If the Owner of any such Bond of a denomination greater than $5,000 shall fail to present such Bond to the Trustee for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the redemption date to the extent of the principal amount thereof called for redemption (and to that extent only).

      SECTION 304. TRUSTEE'S DUTY TO REDEEM BONDS. The Trustee shall call Bonds for redemption and payment as herein provided and shall give notice of redemption as provided in SECTION 305 hereof (a) with respect to mandatory redemptions contemplated by SECTION 302(A), and SECTION 302(C) hereof, on its own accord and without receiving a request by the Issuer therefor, and (b) with respect to optional redemptions contemplated by SECTION 302(B) and SECTION 302(D) hereof, upon receipt by the Trustee of a written request of the Issuer at least 45 days prior to the redemption date which request shall specify the principal amount and the respective maturities of the Bonds to be called for redemption, the applicable redemption price or prices and the provision or provisions of this Indenture pursuant to which such Bonds are to be called for redemption.

      SECTION 305. NOTICE AND EFFECT OF CALL FOR REDEMPTION.

      (a) Official notice of any redemption shall be given by the Trustee on behalf of the Issuer by mailing a copy of an official redemption notice by first class mail to each of the Owners of the Bonds to be redeemed at least 30 days prior to the date fixed for redemption, unless such notice is waived by any such Owner, at the address shown on the Bond Register for such Owner as of the date of such notice.

      (b) All official notices of redemption shall be dated and shall state:

            (i) the complete official caption, including series, of the issue of which the Bonds being redeemed are a part;

            (ii) the date of mailing of the notice of redemption;

            (iii) the date fixed for redemption;

            (iv) the redemption price or prices;

            (v) with respect to the redemption of the Bonds in part, the numbers of the Bonds to be redeemed, by giving the individual certificate number of each Bond to be redeemed (or stating that all Bonds between two stated certificate numbers, both inclusive, are to be redeemed or that all of the Bonds of one or more maturities have been called for redemption);

            (vi) the CUSIP numbers of all Bonds being redeemed (which may be accompanied by a disclaimer as to the accuracy of the CUSIP numbers);

            (vii) in the case of a partial redemption of Bonds, the principal amount and maturity date of each Bond being redeemed;

            (viii) the date of issue of the Bonds as originally issued;

            (ix) the rate or rates of interest borne by each Bond being redeemed;

            (x) the maturity date of each Bond being redeemed; and

            (xi) the place or places where amounts due upon such redemption will be payable.

      (c) Prior to any redemption date, funds shall be on deposit with the Trustee which are sufficient to pay the redemption price of all the Bonds or portions of Bonds that are to be redeemed on that date, in addition to any amounts therein required for regularly scheduled payments of principal and interest on the Bonds.

      (d) Once official notice of redemption has been given as provided in this Section, the Bonds or portions of Bonds to be so redeemed shall, on the redemption date, become due and payable at the redemption price specified in such notice, and from and after such date (unless the Issuer shall default in the payment of the redemption price) such Bonds or portion of Bonds shall cease to bear interest. Upon surrender of such Bonds for redemption in accordance with such notice, such Bonds shall be paid by the Trustee at the redemption price. Installments of interest due on or prior to the redemption date shall be payable as herein provided for payment of interest. Upon surrender for any partial redemption of any Bond, there shall be prepared for the Owner a new Bond or Bonds of the same maturity in the amount of the unpaid principal. All Bonds which have been redeemed shall be cancelled and destroyed by the Trustee and shall not be reissued.

      (e) In addition to the foregoing notice, the Trustee shall give such additional notice and take such additional actions as are necessary to comply with any mandatory or voluntary standards then in effect for processing redemptions of municipal securities established by the Securities and Exchange Commission.

      (f) Upon the happening of the conditions set forth in this Section, and notice having been given as provided in this Section, the Bonds or the portions of the principal amount of Bonds thus called for redemption shall no longer be entitled to the protection, benefit or security of this Indenture and shall not be deemed to be Outstanding under the provisions of this Indenture.

      (g) Any defect in any notice or the failure of any parties to receive any notice of redemption shall not cause any Bond called for redemption to remain Outstanding.

      (h) For so long as the Securities Depository is effecting book-entry transfers of the Bonds, the Trustee shall provide the notices specified in this
SECTION 305 to the Securities Depository. It is expected that the Securities Depository shall, in turn, notify its Participants and that the Participants, in turn, will notify or cause to be notified the beneficial owners of the Bonds. Any failure on the part of the Securities Depository or a Participant, or failure on the part of a nominee of a beneficial owner of a Bond (having been mailed notice from the Trustee, a Participant or otherwise) to notify the beneficial owner of the Bond so affected, shall not affect the validity of the redemption of such Bond.

      SECTION 306. EFFECT OF CALL FOR REDEMPTION. Prior to the date fixed for redemption, funds or Government Obligations maturing on or before the date fixed for redemption shall be deposited with the Trustee in amounts sufficient to provide for payment of the Bonds called for redemption, accrued interest thereon to the redemption date and the redemption premium, if any. After the deposit of such funds or Government Obligations, and notice having been given as provided in SECTION 305 hereof, the Bonds or the portions of the principal amount of Bonds thus called for redemption shall cease to bear interest on the specified redemption date, and shall no longer be entitled to the protection, benefit or security of this Indenture and shall not be deemed to be Outstanding under the provisions of this Indenture.

                                   ARTICLE IV

                                  FORM OF BONDS

      SECTION 401. FORM OF BONDS GENERALLY. The Series 2002 Bonds, and the Trustee's Certificate of Authentication to be endorsed thereon shall be, respectively, in substantially the forms described in SECTION 402 hereof. Any Additional Bonds, and the Trustee's Certificate of Authentication to be endorsed thereon shall also be in substantially such forms, with such necessary or appropriate variations, omissions and insertions as are permitted or required by this Indenture or any Supplemental Indenture. The Bonds may have endorsed thereon such legends or text as may be necessary or appropriate to conform to any applicable rules and regulations of any governmental authority or any custom, usage or requirement of law with respect thereto.

      SECTION 402. FORM OF SERIES 2002 BONDS. The forms of the Series 2002 Bonds and the Trustee's Certificate of Authentication to be endorsed thereon are attached hereto as APPENDIX A.

                                   ARTICLE V

                            CREATION OF PROJECT FUND;
                    CUSTODY AND APPLICATION OF BOND PROCEEDS

      SECTION 501. CREATION OF PROJECT FUND. There is hereby created and ordered to be established in the custody of the Trustee a special trust fund in the name of the Issuer to be designated the "Utah Tech Center, LLC, Project Fund (OSHA Technical Center Project)" (the "Project Fund"). The Trustee is authorized and directed to (a) establish a separate account within the Project Fund with respect to the Series 2002 Bonds, to be designated as the "Series 2002 Project Account," (b) establish a separate account within the Project Fund with respect to the Series 2002 Bonds, to be designated as the "Series 2002 Liquidated Damages Reserve Account," and (c) establish a separate account within the Project Fund with respect to each series of Additional Bonds as provided in the applicable Supplemental Indenture.

      SECTION 502. DEPOSITS INTO THE PROJECT FUND. The following funds shall be paid over to the Trustee, and the Trustee shall deposit such funds into the applicable account within the Project Fund, as and when received:

      (a) the proceeds from the sale of the Series 2002 Bonds, excluding such amounts thereof required to be paid into the Series 2002 Debt Service Account pursuant to SECTION 603 hereof and the Series 2002 Capitalized Interest Account pursuant to SECTION 606 hereof,

      (b) the proceeds from the sale of the Additional Bonds (except Additional Bonds issued to refund Outstanding Bonds), excluding such amounts thereof required to be paid into the applicable account within the Debt Service Fund pursuant to SECTION 603 hereof, the applicable account within the Capitalized Interest Fund pursuant to SECTION 606 hereof and any required reserve fund;

      (c) the earnings accrued on the investment of moneys in the Project Fund and required to be deposited into the Project Fund pursuant to SECTION 702 hereof,

      (d) any and all payments from any contractors or other suppliers by way of breach of contract, refunds or adjustments required to be deposited into the Project Fund pursuant to SECTION 816 hereof,

      (e) moneys required to be transferred to the Project Fund from the Capitalized Interest Fund pursuant to SECTION 606 hereof, and

      (f) except as otherwise provided herein, any other money received by or to be paid to the Trustee from any other source for the purchase or construction of the Project, when accompanied by directions by the Issuer that such moneys are to be deposited into the Project Fund.

      SECTION 503. DISBURSEMENTS FROM THE PROJECT FUND.

      (a) Subject to the provisions of SECTION 805 hereof, the moneys in the Project Fund and the accounts contained therein shall be disbursed by the Trustee for the payment of Project Costs in accordance with the provisions of this SECTION 503, and the Trustee hereby covenants and agrees to disburse such moneys in accordance with such provisions.

      (b) The Trustee shall disburse moneys to pay for the construction and installation of the buildings, structures, facilities, additions and improvements constituting a part of the Improvements and any machinery, equipment and personal property constituting a part of the Improvements but solely from the Project Fund and the accounts contained therein, from time to time, upon receipt by the Trustee of a certificate signed by the Authorized Issuer Representative and, except as otherwise provided in this subsection (b), Jacobsen Construction Co., Inc. and approved by the Project Consultant in the form set forth in APPENDIX B hereto which is incorporated herein by reference. The Issuer agrees that the maximum amount of funds to be disbursed from the Project Fund for Costs of Issuance (excluding the Placement Agent Fee) is
$100,000 and the maximum amount for non-construction contract Project Costs disbursements from the Project Fund is $3,201,500. Any Costs of Issuance or non-construction contract project costs disbursement requests shall be made on the form set forth in APPENDIX B signed by the Authorized Issuer Representative, but shall not require signatures from Jacobsen Construction Co., Inc. or the Project Consultant. The Trustee may rely fully on any such directions and shall not be required to make any investigation in connection therewith, except that the Trustee shall investigate requests for reimbursements made directly to the Issuer and shall require such supporting evidence as would be required by a reasonable and prudent trustee.

      (c) The Trustee shall keep and maintain adequate records pertaining to the Project Fund, all accounts within the Project Fund, and all disbursements therefrom, and after the Project has been completed and a certificate of payment of all costs filed as provided in SECTION 504 hereof, the Trustee shall file a statement of receipts and disbursements with respect thereto with the Issuer.

      SECTION 504. DISPOSITION UPON COMPLETION OF THE PROJECT.

      (a) The completion of the Project and payment of all costs and expenses incident thereto shall be evidenced by the filing with the Trustee by the Issuer of the Certificate of Completion described in subsection (b) of this Section. As soon as practicable following receipt by the Trustee of such Certificate of Completion, the Trustee shall then transfer without further authorization any excess funds from the Series 2002 Project Account first to the Project Operation and Maintenance Fund an amount sufficient to the fund the Project Operation and Maintenance Fund Requirement, then any balance remaining in the Series 2002 Project Account shall without further authorization be deposited in the Series 2002 Debt Service Account and applied by the Trustee solely to the payment of principal of the Series 2002 Bonds through the payment or redemption thereof on any redemption date specified in SECTION 302(A) hereof or as otherwise permissible in the opinion of Bond Counsel. Any balance remaining in any other account of the Project Fund established with respect to a particular series of Additional Bonds shall without further authorization be deposited in the account within the Debt Service Fund established with respect to such series of Additional Bonds and shall be applied by the Trustee solely to the payment of principal of such series of Additional Bonds through the payment or redemption thereof on any redemption date specified in SECTION 302(A) hereof or as otherwise permissible in the opinion of Bond Counsel.

      (b) Upon completion of the Project and acceptance of the Project by the Tenant, the Issuer shall cause the Authorized Issuer Representative to deliver a Certificate of Completion to the Trustee.

      SECTION 505. DEPOSITS AND DISBURSEMENTS FROM THE SERIES 2002 LIQUIDATED DAMAGES RESERVE ACCOUNT.

      (a) The Trustee shall deposit the sum of $150,000 into the Series 2002 Liquidated Damages Reserve Account from the proceeds of the sale of the Series 2002 Bonds.

      (b) The moneys in the Series 2002 Liquidated Damages Reserve Account shall be disbursed by the Trustee at the request of the Issuer for the payment of liquidated damages in accordance with the provisions of the Lease, and the Trustee hereby covenants and agrees to disburse such moneys in accordance with such provisions.

      SECTION 506. DISPOSITION OF THE SERIES 2002 LIQUIDATED DAMAGES RESERVE ACCOUNT UPON COMPLETION OF THE PROJECT. As soon as practicable following receipt by the Trustee of such Certificate of Completion, the Trustee shall then transfer without further authorization any excess funds from the Series 2002 Liquidated Damages Reserve Account first to the Project Operation and Maintenance Fund in an amount sufficient to the fund the Project Operation and Maintenance Fund Requirement, then any balance remaining in the Series 2002 Liquidated Damages Reserve Account shall without further authorization be deposited in the Series 2002 Debt Service Account and applied by the Trustee solely to the payment of principal of the Series 2002 Bonds through the payment or redemption thereof on any redemption date specified in SECTION 302(A) hereof or as otherwise permissible in the opinion of Bond Counsel.

      SECTION 507. DISPOSITION UPON ACCELERATION. If the principal of the Bonds shall have become due and payable pursuant to SECTION 901 of this Indenture, upon the date of payment by the Trustee of any moneys due as hereinafter provided in ARTICLE IX hereof, any balance remaining in any account within the Project Fund shall, without further authorization, be deposited in the corresponding account within the Debt Service Fund by the Trustee.

                                   ARTICLE VI

                               REVENUES AND FUNDS

      SECTION 601. CREATION OF FUNDS AND ACCOUNTS. In addition to the Project Fund created pursuant to SECTION 501 of this Indenture, there are hereby created and ordered to be established in the custody of the Trustee the following special trust funds in the name of the Issuer to be designated as follows:

            (a) "Utah Tech Center, LLC, Debt Service Fund (OSHA Technical Center Project)" (the "Debt Service Fund");

            (b) "Utah Tech Center, LLC, Project Replacement Fund (OSHA Technical Center Project)" (the "Project Replacement Fund");

            (c)  "Utah  Tech  Center,  LLC,   Capitalized  Interest  Fund  (OSHA
      Technical Center Project)" (the "Capitalized Interest Fund");

            (d) "Utah Tech Center, LLC, Revenue Fund (OSHA Technical Center Project)" (the "Revenue Fund");

            (e) "Utah Tech Center, LLC, Tax and Insurance Fund (OSHA Technical Center Project)" (the "Tax and Insurance Fund"); and

            (f) "Utah Tech Center, LLC, Project Operation and Maintenance Fund (OSHA Technical Center Project)" (the "Project Operation and Maintenance Fund").

The Trustee is authorized and directed to (i) establish a separate account within the funds set forth in subsections (a) and (c) above with respect to the Series 2002 Bonds, to be designated as the "Series 2002 Debt Service Account" and the "Series 2002 Capitalized Interest Account" respectively, and (ii) establish a separate account within each such fund with respect to each series of Additional Bonds as provided in the Supplemental Indenture relating thereto.

      SECTION 602. DEPOSITS INTO AND APPLICATION OF MONEYS IN THE REVENUE FUND The Issuer shall cause all payments to be made by the Tenant under the Lease to be paid directly to the Trustee for deposit into the Revenue Fund. If the Issuer shall at any time receive all or any part of a payment made by the Tenant under the Lease, the Issuer shall immediately deliver such funds to the Trustee for deposit into the Revenue Fund. Moneys in the Revenue Fund shall be applied by the Trustee no later than the 15th day of each month in the following order or priority:

         FIRST:   To the Debt Service Fund, in the following  order of priority,
                  (a) taking into consideration the amounts, if any, on deposit in the Capitalized Interest Fund, an amount equal to 1/6th of the interest owing on the Bonds on the next Payment Date, (b) commencing June 15, 2003, an amount equal to 1/12th of the principal coming due on the Bonds on the next Payment Date (whether at stated maturity or by redemption), (c) an amount sufficient to make up any deficiencies in the Debt Service Fund related to any Bonds and (d) the amount of any redemption premium to be due and payable on any date on which the Bonds have been called, in whole or in part, for optional redemption.

         SECOND: To the Tax and Insurance Fund in an amount equal to 1/12th of the estimated annual real estate taxes and assessments and insurance for the Project as set forth in the Annual Budget.

         THIRD: To the Project Operation and Maintenance Fund an amount sufficient to fund the Project Operation and Maintenance Fund at the Project Operation and Maintenance Fund Requirement.

         FOURTH:  Paid to the Issuer.

      Any balance remaining in the Revenue Fund after the Bonds have been paid or payment thereof has been provided for shall be paid to the Issuer.

      SECTION 603. DEPOSITS INTO THE DEBT SERVICE FUND. The Trustee shall deposit into the applicable account within the Debt Service Fund, as and when received, the following:

      (a) all accrued interest on the Bonds paid by the Series 2002 Placement Agent and any original purchaser of Additional Bonds;

      (b) if required by a Supplemental Indenture authorizing the issuance of Additional Bonds, an additional amount from the proceeds of such Additional Bonds, such additional amount not to exceed the sum which, when added to the accrued interest and premium, if any, received from the sale of such Additional Bonds, will be sufficient to pay the interest accruing on such Additional Bonds during the estimated period of construction of the Project Additions financed through the issuance of such Additional Bonds;

      (c) all funds transferred from the Revenue Fund;

      (d) any amount in the Project Fund to be transferred to an account within the Debt Service Fund pursuant to SECTION 504 hereof upon completion of construction of the Project and any amount remaining in the Project Fund to be transferred to any account within the Debt Service Fund pursuant to SECTION 505 hereof upon acceleration of the maturity of the Bonds;

      (e) all interest and other income derived from investments of Debt Service Fund moneys as provided in SECTION 702 hereof, and

      (f) all other moneys received by the Trustee from the Issuer when accompanied by directions from the person depositing such moneys that such moneys are to be paid into the Debt Service Fund.

      SECTION 604. APPLICATION OF MONEYS IN THE DEBT SERVICE FUND.

      (a) Moneys in the Debt Service Fund and the accounts contained therein shall be expended solely for the payment of the principal of, premium, if any, and interest on the Bonds as the same mature and become due or upon the redemption thereof prior to maturity.

      (b) The Issuer hereby authorizes and directs the Trustee to withdraw sufficient funds from the applicable account within the Debt Service Fund to pay the principal of, premium, if any, and interest on each series of Bonds as the same become due and payable and to make said funds so withdrawn available to the Paying Agents for the purpose of paying said principal, premium, if any, and interest.

      (c) The Trustee, upon written direction of the Issuer, shall use any moneys in the Debt Service Fund and the accounts contained therein to redeem all or part of the Bonds Outstanding, and to pay interest to accrue thereon prior to such redemption, in accordance with and to the extent permitted by ARTICLE III hereof so long as the Issuer is not in default with respect to any payments hereunder and to the extent said moneys are in excess of the amount required for payment of Bonds theretofore matured or called for redemption and past due interest in all cases when such Bonds have not been presented for payment. The Issuer may cause such excess money in the accounts contained within the Debt Service Fund or such part thereof or other moneys of the Issuer, as the Issuer may direct, to be applied by the Trustee for the purchase of the applicable series of Bonds in the open market for the purpose of cancellation at prices not exceeding the principal amount thereof plus accrued interest thereon to the date of delivery for cancellation.

      (d) Any amount remaining in the Debt Service Fund and the accounts contained therein after the principal of, premium, if any, and interest on the Bonds shall have been paid in full or provision made therefor in accordance with
ARTICLE XIII hereof, shall be paid to the Issuer by the Trustee.

      SECTION 605. DEPOSITS INTO AND APPLICATION OF MONEYS IN THE PROJECT REPLACEMENT FUND.

      (a) The Trustee shall deposit into the Project Replacement Fund, as and when received, any Net Proceeds received pursuant to SECTION 817 hereof.

      (b) Moneys held in the Project Replacement Fund shall be used and applied as provided in Section 817 hereof.

      SECTION 606. DEPOSITS INTO AND APPLICATION OF MONEYS IN THE CAPITALIZED INTEREST FUND.

      (a) The Trustee shall deposit the sum of $1,329,131,08 into the Series 2002 Capitalized Interest Account from the proceeds of the sale of the Series 2002 Bonds. The Trustee shall deposit the sum specified in the applicable Supplemental Indenture into the Capitalized Interest Fund from the proceeds of the sale of any Additional Bonds.

      (b) Until the moneys in the Capitalized Interest Fund are transferred in accordance with SECTION 606(C) hereof, the Trustee shall, prior to making any transfers from the Debt Service Fund as provided in SECTION 604 hereof, transfer from the applicable account of the Capitalized Interest Fund to the applicable account of the Debt Service Fund an amount sufficient to pay the interest becoming due and payable on the applicable series of Bonds.

      (c) Upon the earlier of (i) receipt by the Trustee of the Certificate of Completion required by SECTION 504 hereof or (ii) July 1, 2004, the Trustee shall determine, without regard to and prior to making any transfers from the Capitalized Interest Fund, whether moneys in the Debt Service Fund, together with rental payments due under the Lease prior to the next succeeding Payment Date, are sufficient to pay the principal of and interest due and payable on the Bonds on the next succeeding Payment Date. If the Trustee determines such moneys will not be sufficient, the Trustee shall transfer moneys in the applicable account of the Capitalized Interest Fund to the applicable account of Debt Service Fund to the extent required to fund the payment of principal of and interest becoming due and payable on the applicable series of Bonds on the next succeeding Payment Date. The Trustee shall then transfer from the Capitalized Interest Fund to the Project Operation and Maintenance Fund an amount sufficient to the fund the Project Operation and Maintenance Fund Requirement. Any excess funds in any account of the Capitalized Interest Fund after making any necessary transfer to the Project Operation and Maintenance Fund shall be transferred to the Revenue Fund.

      SECTION 607. DEPOSITS INTO AND APPLICATION OF MONEYS IN THE TAX AND INSURANCE FUND. The Trustee shall deposit into the Tax and Insurance Fund the funds transferred from the Revenue Fund pursuant to SECTION 602 hereof. Any moneys deposited into the Tax and Insurance Fund shall be held by the Trustee and disbursed by the Trustee upon the written request of the Issuer for the payment of the real estate taxes and assessments and insurance with respect to the Project when due.

      SECTION 608. DEPOSITS INTO AND APPLICATION OF MONEYS IN THE PROJECT OPERATION AND MAINTENANCE FUND. The Trustee shall deposit into the Project
Operation and Maintenance Fund the funds transferred from the Capitalized Interest Fund pursuant to SECTION 606(C) hereof, the Series 2002 Liquidated Damages Reserve Account pursuant to SECTION 506, the Series 2002 Project Account pursuant to SECTION 502 and the Revenue Fund pursuant to SECTION 602 hereof. Any moneys deposited into the Project Operation and Maintenance Fund shall be held by the Trustee and disbursed by the Trustee upon the written request of the Issuer for the payment of operating, repair and capital replacement costs of the Project. Moneys in the Project Operation and Maintenance Fund shall also be used to pay the last Bonds becoming due unless such Bonds and all interest thereon be otherwise paid, and thereafter any remaining balance in the Project Operation and Maintenance Fund shall be paid to the Issuer.

      SECTION 609. PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. In any case where the date of maturity of principal of, premium, if any, or interest on the Bonds or the date fixed for redemption of any Bonds shall not be a Business Day, then payment of principal, premium, if any, or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

      SECTION 610. NONPRESENTMENT OF BONDS. In the event that any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise, or at the date fixed for redemption thereof, or the Trustee is unable to locate the Owner for the payment of accrued interest or an accrued interest check remains uncashed, if funds sufficient to pay such Bond and accrued interest shall have been made available to the Trustee, all liability of the Issuer to the Owner thereof for the payment of such Bond and accrued interest, shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such fund or funds, without liability for interest thereon, for the benefit of the Owner of such Bond, who shall thereafter be restricted exclusively to such fund or funds for any claim of whatever nature on his part under this Indenture or on, or with respect to, said Bond and accrued interest. If any Bond shall not be presented for payment within four years following the date when such Bond becomes due, whether by maturity or otherwise, or the accrued interest cannot be paid as set out above, the Trustee upon the request of the Issuer shall repay to the Issuer the funds theretofore held by it for payment of such Bond and accrued interest, and such Bond and accrued interest shall, subject to the defense of any applicable statute of limitation, thereafter be an unsecured obligation of the Issuer, and the Owner thereof shall be entitled to look only to the Issuer for payment, and then only to the extent of the amount so repaid, and the Issuer shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.

      SECTION 611. ADDITIONAL PAYMENTS. Within thirty (30) days after receipt of written notice thereof, the Issuer shall pay to the Trustee, as Additional Payments, the following amounts:

            (a) all reasonable fees, charges and expenses, including agent and counsel fees, of the Trustee and the Paying Agents incurred under this Indenture or any other document entered into in connection with the Bonds;

            (b) all reasonable costs incident to the payment of the principal of, premium, if any, and interest on the Bonds as the same becomes due and payable, including all costs and expenses in connection with the call, redemption and payment of all Outstanding Bonds;

            (c) all reasonable fees, charges and expenses, including agent and counsel fees, reasonably incurred in connection with the enforcement of any rights against the Issuer, the Tenant or the Project under this Indenture by the Trustee or the Owners, provided, however, the Issuer shall not be obligated to pay for such fees, charges and expenses as may be incurred by the Trustee solely as a result of its own gross negligence or wrongful misconduct;

            (d) all other payments of whatever nature which the Issuer has agreed to pay or assume under the provisions of this Indenture or any other document entered into in connection with the Bonds.

                                  ARTICLE VII

                  SECURITY FOR DEPOSITS AND INVESTMENT OF FUNDS

      SECTION 701. MONEYS TO BE HELD IN TRUST. All moneys deposited with or paid to the Trustee for the account of any fund or account under any provision of this Indenture, and all moneys deposited with or paid to the Paying Agent under any provision of this Indenture, shall be held by the Trustee or Paying Agent in trust and shall be applied only in accordance with the provisions of this Indenture and the Lease and, until used or applied as so provided, shall constitute part of the Trust Estate and be subject to the lien hereof. Neither the Trustee nor any Paying Agent shall be liable for interest on any moneys received hereunder except interest earned on investments made pursuant to
SECTION 702 of this Indenture and such other interest as may be agreed upon.

      SECTION 702. INVESTMENT OF MONEYS IN FUNDS. Moneys held in the funds and accounts created pursuant to this Indenture shall be separately invested and reinvested by the Trustee in Investment Securities which mature or are subject to redemption by the owner prior to the date such funds will be needed; provided, however, that such moneys shall not be invested in such manner as will violate the provisions of SECTIONS 703 hereof. Any such Investment Securities shall be held by or under the control of the Trustee and shall be deemed at all times a part of the fund or account in which such moneys are originally held, and except as otherwise specifically provided in this Indenture, the interest accruing thereon and any profit realized from such Investment Securities shall be credited to and accumulated in such fund or account, and any loss resulting from such Investment Securities shall be charged to such fund or account. The Trustee shall sell and reduce to cash a sufficient amount of such Investment Securities whenever the cash balance in any fund or account is insufficient for the purposes of such fund or account. The Trustee may make any and all investments permitted by the provisions of this Section through its own bond department or short-term investment department.

      SECTION 703. RECORD KEEPING. The Trustee shall maintain records designed to show compliance with the provisions of this Article and with the provisions of ARTICLE VI for at least six years after the payment of all of the Outstanding Bonds.

                                  ARTICLE VIII

                        GENERAL COVENANTS AND PROVISIONS

      SECTION 801. PAYMENT OF PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE BONDS. The Issuer covenants and agrees that it will promptly pay or cause to be paid the principal of, premium, if any, and interest on the Bonds as the same become due and payable at the place, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning thereof, and to this end the Issuer covenants and agrees that it will use its best efforts to cause the Project to be continuously leased as a revenue and income producing undertaking, and that, should there be a default under the Lease with the result that the right of possession of the Project is returned to the Issuer, the Issuer shall fully cooperate with the Trustee and the Owners to fully protect the rights and security of the Owners hereunder and shall diligently proceed in good faith and use its best efforts to secure another tenant for the Project to the end that at all times sufficient rents, revenues and receipts will be derived by Issuer from the Project to provide for payment of the principal of, premium, if any, and interest on the Bonds as the same become due and payable. If the Issuer is unable to procure a new tenant who will enter into such a lease, the Issuer may take such good faith action as shall be in the best interests of the Owners, which may include the sale of the Project, and if the Project is sold, after deducting all costs of the sale, any moneys derived from such sale shall be used for the purpose of paying the principal of, premium, if any, and interest on the Bonds.

      SECTION 802. AUTHORITY TO EXECUTE INDENTURE AND ISSUE BONDS. The Issuer covenants that it is duly authorized under the Constitution and laws of the State of Missouri to execute this Indenture, to issue the Bonds and to pledge and assign the Trust Estate in the manner and to the extent set forth herein that all action on its part for the execution and delivery of this Indenture and the issuance of the Bonds has been duly and effectively taken and that the Bonds in the hands of the Owners thereof are and will be valid and enforceable obligations of the Issuer according to the import thereof.

      SECTION 803. PERFORMANCE OF COVENANTS. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in the Bonds and in all proceedings of its governing body pertaining thereto. Upon an Event of Default under the Lease or this Indenture, the Issuer shall fully cooperate with the Trustee and the Owners in order to fully protect the rights and security of the Owners hereunder.

      SECTION 804. INSTRUMENTS OF FURTHER ASSURANCE. The Issuer covenants that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such Supplemental Indentures and such further acts, instruments, financing statements and other documents as the Trustee may reasonably require for the better pledging and assigning unto the Trustee the property and revenues herein described to secure the payment of the principal of, premium, if any, and interest on the Bonds. The Issuer covenants and agrees that, except as provided herein, it will not sell, convey, mortgage, encumber or otherwise dispose of any part of the Project or the rents, revenues and receipts derived therefrom or from the Lease, or of its rights under the Lease.

      SECTION 805. INSURANCE PROVISIONS.

      (a) Insurance as a Condition to Disbursement. As a condition precedent to disbursement of funds from the Project Fund and the accounts contained therein, the following policies of insurance shall be in full force and effect:

            (i) at all times that the Bonds are Outstanding, the Issuer shall maintain at its sole cost and expense general accident and public liability insurance covering the Issuer's operations in or upon the Project (including coverage for all losses whatsoever arising from the ownership, maintenance, use or operation of any automobile, truck or other vehicle in or upon the Project) under which the Issuer shall be named as the insured and the Trustee shall be additional named insured, in an amount not less than $1,000,000 per occurrence, which policy shall provide that such insurance may not be cancelled by the issuer thereof without at least 30 days' advance written notice to the Issuer and the Trustee;

            (ii) at all times that the Bond are Outstanding, the Issuer shall maintain at its sole cost and expense, in connection with the Project, the workers' compensation insurance required by the laws of the State; and

            (iii) at all times during the Construction Period, the Issuer shall, at its sole cost and expense, maintain or cause the contractor under its construction contract with respect to the Project to maintain, in full force and effect a policy or policies of Builder's Risk-Completed Value Form Insurance insuring the Project against fire, lightning and all other risks covered by the broadest form extended coverage endorsement then and from time to time thereafter in use in the State to the Full Insurable Value of the Project (subject to reasonable loss deductible clauses not to exceed $25,000). Such insurance coverage shall name the Issuer as insured and the Trustee as additional named insured, and all Net Proceeds received under such policy or policies by the Issuer shall be paid over to the Trustee and be applied as set forth in SECTION 818 hereof.

      (b) Insurance After Completion. The Issuer shall, prior to or simultaneously with the expiration of the insurance provided for in clause (iii) of subsection (a) of this Section and while any Bonds are Outstanding, at its sole cost and expense, (a) keep the Project constantly insured against loss or damage by fire, lightning and all other risks covered by the broadest form extended coverage insurance endorsement then in use in the State in an amount equal to the Full Insurable Value thereof (subject to reasonable loss deductible provisions), (b) maintain general accident and public liability insurance pursuant to the requirements set forth in clause (i) of subsection (a) of this Section and (c) business interruption insurance in an amount equal to the actual loss of rents sustained.

      (c) General Insurance Provisions.

            (i) Copies of the insurance policies required under this Section, or originals or certificates or acceptable binders thereof, each bearing notations evidencing payment of the premiums or other evidence of such payment satisfactory to the Issuer, shall be delivered by the Issuer to the Trustee within ten (10) days following the execution hereof and at least thirty (30) days prior to the expiration dates of any expiring policies. All policies of such insurance and all renewals thereof shall name the Issuer as the insured and the Trustee as additional named insured, shall contain a provision that such insurance may not be cancelled or amended by the issuer thereof without at least thirty (30) days' written notice to the Issuer and the Trustee and shall be payable to the Issuer and Trustee as their respective interests appear. The Issuer hereby agrees to do anything necessary, be it the endorsement of checks or otherwise, to cause any such payment to be made to the Trustee, as long as such payment is required by this Indenture to be made to the Trustee. Any charges made by the Trustee for its services shall be paid by the Issuer.

            (ii) Each policy of insurance hereinabove referred to shall be issued by a nationally recognized responsible insurance company qualified under the laws of the State to assume the risks covered therein except that the Issuer may be self-insured as to any required insurance coverages with the consent of the Trustee, which consent will not be unreasonably withheld.

            (iii) Certificates of insurance evidencing the insurance coverages herein required shall be filed with the Trustee continuously as long as any Bonds are Outstanding.

            (iv) Each policy of insurance hereinabove referred to may be subject to a reasonable deductible in an amount approved by the Trustee.

            (v) Each policy of insurance required herein may be provided through blanket policies of insurance maintained by the Issuer.

      (c) Title Insurance. On or prior to the date of issuance and delivery of the Bonds by the Issuer, the Issuer shall purchase a policy of or an endorsement to owner's title insurance, insuring fee simple title to the Project in the Issuer, subject to Permitted Encumbrances, deleting the survey exception and the coinsurance provisions of the policy, in an amount equal to the maximum insurable value thereof for title insurance purposes. The Issuer shall deliver a copy of such policy to the Trustee on or before the date of issuance of the Bonds. The Issuer agrees that any and all proceeds received therefrom while any Bonds are Outstanding (a) if received before the completion of the Project, shall be paid into and become a part of the Project Fund, (b) if received thereafter but before the Bonds and interest thereon have been paid in full, shall be paid into and become a part of the Debt Service Fund, and (c) if received after the Bonds, premium, if any, and interest thereon have been paid in full, shall belong and be paid to the Issuer.

      SECTION 806. IMPOSITIONS.

      (a) As long as any Bonds are Outstanding, the Issuer shall bear, pay and discharge, before the delinquency thereof, any and all Impositions. In the event any Impositions may be lawfully paid in installments, the Issuer shall be required to pay only such installments thereof as become due and payable as and when the same become due and payable.

      (b) Unless the Issuer exercises its right to contest any Impositions in accordance with subsection (c) of this Section, the Issuer shall, within thirty
(30) days after the last day for payment (without penalty or interest) of an Imposition which the Issuer is required to bear, pay and discharge such Imposition pursuant to the terms hereof and deliver to the Trustee a photostatic or other suitable copy of the statement issued therefor duly receipted to show the payment thereof.

      (c) The Issuer shall have the right to contest the validity or amount of any Imposition by appropriate legal proceedings instituted at least ten (10) days before the Imposition complained of becomes delinquent if, and provided, that the Issuer (a) before instituting any such contest, shall give the Trustee written notice of its intention to do so and, if requested in writing by the Trustee, shall deposit with the Trustee a surety bond of a surety company acceptable to the Trustee as surety, in favor of the Trustee, or cash, in a sum of at least the amount of the Imposition so contested, assuring the payment of such contested Impositions together with all interest and penalties to accrue thereon and court costs, (b) diligently prosecutes any such contest and at all times effectively stays or prevents any official or judicial sale therefor, under execution or otherwise, and (c) promptly pays any final judgment enforcing the Imposition so contested and thereafter promptly procures record release or satisfaction thereof. The Issuer shall indemnify and hold harmless the Trustee from any costs and expenses the Trustee may incur related to any such contest.

      (d) Unless the Issuer exercises its right to contest any Impositions in accordance with subsection (c) of this Section, the Issuer shall, within thirty
(30) days after the last day for payment (without penalty or interest) of an Imposition which the Issuer is required to bear, pay and discharge such Imposition pursuant to the terms hereof and deliver to the Trustee a photostatic or other suitable copy of the statement issued therefor duly receipted to show the payment thereof.

      SECTION 807. USE OF PROJECT. Subject to the provisions of this Indenture, the Issuer shall have the right to use the Project for any and all purposes allowed by law. The Issuer shall comply with all statutes, laws, ordinances, orders, judgments, decrees, regulations, directions and requirements of all federal, state, local and other governments or governmental authorities, now or hereafter applicable to the Project or to any adjoining public ways, as to the manner of use or the condition of the Project or of adjoining public ways. The Issuer shall comply with the mandatory requirements, rules and regulations of all insurers under the policies required to be carried under the provisions of this Indenture. The Issuer shall pay all reasonable costs, expenses, claims, fines, penalties and damages that may in any manner arise out of, or be imposed as a result of, the failure of the Issuer to comply with the provisions of this Section.

      SECTION 808. REPAIRS AND MAINTENANCE. The Issuer covenants and agrees that it will, while any Bonds are Outstanding, keep and maintain the Project and all parts thereof in good condition and repair, including but not limited to the furnishing of all parts, mechanisms and devices required to keep the machinery, equipment and personal property constituting a part of the Project in good mechanical and working order, and that during said period of time it will keep the Project and all parts thereof free from filth, nuisance or conditions unreasonably increasing the danger of fire.

      SECTION 809. ENVIRONMENTAL MATTERS. The Issuer is solely responsible for maintaining the Project in compliance with all Environmental Laws. In the event that the Issuer does not expeditiously proceed with any compliance action with respect to the Project lawfully required by any local, state or federal authority under applicable Environmental Law, the Trustee, immediately after notice to the Issuer, may elect (but may not be required) to undertake such compliance. Any moneys expended by the Trustee in efforts to comply with any applicable Environmental Law (including the cost of hiring consultants, undertaking sampling and testing, performing any cleanup necessary or useful in the compliance process and attorneys' fees) shall be due and payable as Additional Payments hereunder with interest thereon at the average rate of interest per annum on the Bonds, plus two (2) percentage points, from the date such cost is incurred. There shall be unlimited recourse to the Issuer to the extent of any liability incurred by the Trustee with respect to any breaches of the provisions of this Section.

      The Issuer shall indemnify the Trustee and the Owners and shall defend and hold them harmless from and against all loss, cost, damage and expense (including, without limitation, attorneys' fees and costs associated incurred in the investigation, defense and settlement of claims) that they may incur, directly or indirectly, as a result of or in connection with the assertion against them or any of them of any claim relating to the presence on, escape or removal from the Project of any hazardous substance or other material regulated by any applicable Environmental Law, or compliance with any applicable Environmental Law, whether or not the Bonds shall be Oustanding, including claims relating to personal injury or damage to property.

      SECTION 810. UTILITIES. Pursuant to the Lease, all utilities and utility services to be provided by the Issuer in, on or about the Project shall be contracted for by the Issuer in the Issuer's own name and paid for by the Issuer, and the Issuer shall, at its sole cost and expense, procure any and all permits, licenses or authorizations necessary in connection therewith.

      SECTION 811. INSPECTION OF PROJECT BOOKS. The Issuer covenants and agrees that all books and documents in its possession relating to the Project and the rents, revenues and receipts derived from the Project shall at all times be open to inspection by such accountants or other agencies as the Trustee may from time to time designate.

      SECTION 812. ENFORCEMENT OF RIGHTS UNDER THE LEASE. The Issuer covenants and agrees that it shall enforce all of its rights and all of the obligations of the Tenant under the Lease to the extent necessary to preserve the Project in good order and repair, and to protect the rights of the Trustee and the Owners hereunder with respect to the pledge and assignment of the rents, revenues and receipts coming due under the Lease. The Issuer agrees that the Trustee as assignee of the Lease in its name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the Tenant under and pursuant to the Lease for and on behalf of the Owners, whether or not the Issuer is in default hereunder.

      SECTION 813. POSSESSION AND USE OF PROJECT. So long as not otherwise provided in this Indenture, the Issuer shall be suffered and permitted to possess, use and enjoy the Project and appurtenances so as to carry out its obligations under the Lease.

      SECTION 814. FINANCIAL STATEMENTS AND ANNUAL BUDGET.

      (a) So long as any Bonds are Outstanding and unpaid, the Issuer shall furnish or cause to be furnished to the Trustee and the Series 2002 Placement Agent, as soon as practicable after the end of each fiscal year and in any event within one hundred and eighty (180) days thereafter, duplicate copies of the financial statements of the Issuer prepared by a certified public accountant or a firm of certified public accountants, which accountant or accountants shall be of recognized standing selected by the Issuer. Such financial statements shall set forth in comparative form the figures for the previous fiscal year and such financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied (except for any change in accounting principles with which such public accountants concur) and the examination of such accountants in connection with such financial statements shall be made in accordance with generally accepted auditing standards, and accordingly include such tests of the accounting records and such other auditing procedures as considered necessary in the circumstances.

      (b) No later than 30 days prior to the end of each calendar year, the Issuer shall submit to the Trustee and the Series 2002 Placement Agent the Annual Budget for the following calendar year shown on a monthly basis. The Annual Budget shall be certified by the manager of the Issuer as true and correct and shall include the estimated revenues and expenses of the Project by category for the following year. In addition, the Annual Budget shall include the monthly amounts to be deposited into the Tax and Insurance Fund.

      (c) Such financial information and Annual Budget shall be provided to any Owner upon request and at the expense of such Owner.

      SECTION 815. PROJECT COVENANTS.

      (a) Acquisition, Purchase, Construction and Installation of the Project. The Issuer will acquire, purchase, construct and install the Project in accordance with the Plans and Specifications. The Issuer may make minor changes in and to the Plans and Specifications, but major changes shall only be made with the prior written approval of the Trustee. The Issuer agrees that it will use its best efforts to cause the acquisition, purchase, construction and installation of the Project to be completed as soon as practicable with all reasonable dispatch.

      (b) Project Contracts; Project Documents.

            (i) It is recognized by the parties hereto that prior to the execution hereof the Issuer has entered into a contract or contracts with respect to the acquisition and/or construction of the Improvements (the "PROJECT CONTRACTS"). Prior to the execution hereof, certain work has been or may have been performed on the Project pursuant to said Project Contracts or otherwise. The Issuer hereby conveys, transfers and assigns to the Trustee all of the Issuer's interest in the Project Contracts. The Issuer shall cause the Project Contracts to be fully performed by the contractor(s) thereunder in accordance with the terms thereof, and the Issuer covenants to cause the Improvements to be acquired, constructed and/or completed in accordance with the Project Contracts. The Issuer warrants that the construction and/or acquisition of the Improvements in accordance with said Project Contracts will result in the Project being suitable for use by the Issuer for its purposes. Any and all amounts received by the Issuer or the Trustee from any of the contractors or other suppliers by way of breach of contract, refunds or adjustments shall become a part of and be deposited in the Project Fund or the accounts contained therein.

            (ii) The Issuer, at its own cost and expense, will deliver to the Trustee copies of the following documents (which shall be collectively referred to herein as the "PROJECT DOCUMENTS") concurrently with the initial issuance and delivery of the Series 2002 Bonds or at such time as such documents become available and in any event by such time as work is commenced on the portion of the Project to which they relate:

                  (A) Plans and Specifications. All Plans and Specifications.

                  (B) Construction Contracts. The guaranteed maximum price general contractor's contract for the Project.

                  (C) Performance and Payment Bonds. Performance and payment bonds in amounts equal to one-hundred percent of the Project Costs insuring the Issuer and the Trustee, as their respective interests may appear against all delays in completion of all construction contracts, against failure timely to complete the Project in accordance with the Plans and Specifications, and against claims for payment to cover labor and material used or reasonably required for use in the performance of the construction contracts.

                  (D) Survey. Survey of the Land, prepared by a surveyor licensed in the State in accordance with the standard detail requirements for land title surveys adopted by ALTA and AC SM, as revised and in effect on the date of such survey, and certified to the Trustee not more than 90 days prior to the date of original issuance of the Series 2002 Bonds, indicating location of any existing facilities on the real property, or such surveys to be in such other form as may be acceptable to the Trustee.

                  (D) Environmental  Audit. A phase I environmental audit of the
            Project.

                  (E)  Insurance.   Certificate(s)  of  insurance  demonstrating
            compliance with the provisions of SECTION 805 hereof.

                  (F) Assignment of Construction Documents and General Contractor Consent. An assignment of the construction documents from the Issuer to the Trustee and a consent to such assignment from the general contractor employed for the Project and the agreement of such general contractor, to the effect that upon an Event of Default by the Issuer hereunder, said general contractor will, at the request of the Trustee, continue performance under its contract with the Issuer in accordance with the terms thereof, provided it is reimbursed in accordance with said contract for all services, work, labor and materials rendered under such contract.

                  (G) Assignment of Architectural and Engineering  Documents and
            Architect Consent. An assignment of the architectural and engineering documents from the Issuer to the Trustee and a consent to such assignment from the architect employed for the Project and the agreement of the architect, to the effect that upon an Event of Default by the Issuer hereunder, said architect will, at the request of the Trustee, continue performance under its contract with the Issuer in accordance with the terms thereof, provided it is reimbursed in accordance with said contract for all services rendered under such contract.

      The Issuer covenants and agrees to obtain and thereafter promptly to deliver to the Trustee all remaining construction contracts, purchase orders, approvals, licenses and permits required or necessary for the Project.

      (c) Payment of Project Costs for Buildings, Structures, Facilities, Additions and Improvements. The Issuer hereby agrees to pay for the construction and installation of the buildings, structures, facilities, additions and improvements constituting a part of the Improvements and for the purchase and acquisition of any machinery, equipment and personal property constituting a part of the Improvements.

      (d) Completion of Project. The Issuer covenants and agrees to proceed diligently to complete the Project on or before the Completion Date.

      (e) Deficiency of Project Fund. If the Project Fund and the accounts contained therein shall be insufficient to pay fully all Project Costs and to fully complete the Project, lien free, the Issuer covenants to pay the full amount of any such deficiency by making payments directly to the contractors and to the suppliers of materials, machinery, equipment, property and services as the same shall become due.

      (f) Surplus in Project Fund. In the event funds are remaining in the Project Fund or any of the accounts contained therein on the date the Certificate of Completion is furnished to Trustee or on the Completion Date, whichever shall first occur, such remaining funds shall be transferred by the Trustee to the applicable account within the Debt Service Fund on the Completion Date and shall be applied in accordance with the provisions of SECTION 504.

      (g) Enforcement of Contracts and Surety Bonds. In the event of a material default of any contractor or subcontractor under any construction contract or any other contract made in connection with the Project, or in the event of a material breach of warranty with respect to any materials, workmanship or performance, the Issuer will promptly proceed, either separately or in conjunction with others, to pursue diligently the remedies of the Issuer against the contractor or subcontractor in default and against any surety on a bond securing the performance of such contract. Any amounts recovered by way of damages, refunds, adjustments or otherwise in connection with the foregoing, after deduction of expenses incurred in such recovery and after reimbursement to the Issuer of any amounts theretofore paid by the Issuer and not previously reimbursed to the Issuer for correcting or remedying of the default which gave rise to the proceedings against the contractor, subcontractor or surety, shall be paid into the Project Fund if received before the date of completion of the Project, and otherwise shall be deposited into the Debt Service Fund and applied as provided in SECTION 604.

      (h) Granting of Easements. If no Event of Default under this Indenture shall have occurred and be continuing, the Issuer may, at any time or times, (a) grant easements, licenses and other rights or privileges in the nature of easements with respect to any property included in the Project, free from any rights of the Owners, or (b) release existing easements, licenses, rights-of-way and other rights or privileges, all with or without consideration and upon such terms and conditions as the Issuer shall determine; provided, however, that the Issuer shall provide to the Trustee a certificate executed by the Authorized Issuer Representative stating that (A) such grant or release is not detrimental to the proper conduct of the business of the Issuer, and (B) such grant or release will not impair the effective use or interfere with the efficient and economical operation of the Project and will not materially adversely affect the security of the Owners. If no Event of Default shall have happened and be continuing, any payments or other consideration received by the Issuer for any such grant or with respect to or under any such agreement or other arrangement shall be and remain the property of the Issuer.

      SECTION 816. REMOVAL OF MACHINERY AND EQUIPMENT; IMPROVEMENTS TO THE PROJECT.

      (a) Removal, Disposition and Substitution of Machinery and Equipment. The Issuer shall have the right, provided no Event of Default shall have happened and be continuing, to remove and sell or otherwise dispose of (any such removal, sale or disposition referred to in this Section as a "Removal") any machinery and equipment which constitutes a part of the Project and which is no longer used by the Issuer or, in the opinion of the Issuer, is no longer suitable for use by the Issuer in its operations (whether by reason of changed processes, changed techniques, obsolescence, depreciation or otherwise), subject, however, to the following conditions:

            (i) With respect only to such items of machinery and equipment that originally cost $25,000 or more:

                  (A) Prior to any  Removal,  the  Issuer  shall  deliver to the
            Trustee a certificate signed by the Authorized Issuer Representative
            (1) containing a complete description, including the make, model and serial numbers, if any, of any machinery and equipment constituting a part of the Project which it proposes to so remove, (2) stating the reason for such Removal, (3) stating what disposition, if any, of the machinery and equipment is to be made by the Issuer after such Removal and the names of the party or parties to whom such disposition is to be made and the consideration to be received by the Issuer therefor, if any, and (4) setting forth the original cost and the current fair market value of such machinery and equipment; provided, however, that in no event shall the current fair market value of such machinery and equipment be less than the consideration to be received by the Issuer upon the disposition thereof be less than the current fair market value.

                  (B) Prior to any such Removal, the Issuer shall pay the current fair market value of such machinery and equipment as set forth in said certificate to the Trustee and the Trustee shall deposit such amount in the Debt Service Fund.

                  (C) The Issuer may remove any machinery and equipment constituting a part of the Project without first complying with the provisions of subparagraph (B) above so long as the Issuer promptly replaces any such machinery and equipment so removed with machinery and equipment of the same or a different kind but which are capable of performing the same function, efficiently, as the machinery and equipment so removed, and the machinery and equipment so acquired by the Issuer to replace such machinery and equipment shall be deemed a part of the Project. Within thirty (30) days after any such replacement by the Issuer, the Issuer shall deliver to the Trustee a certificate of the Authorized Issuer Representative setting forth a complete description, including make, model and serial numbers, if any, of the machinery and equipment which the Issuer has acquired to replace the machinery and equipment so removed by the Issuer, the cost thereof and a statement that said machinery and equipment have been installed.

            (ii) With respect to items of machinery and equipment that originally cost less than $25,000, the Issuer shall deliver to the Trustee a certificate setting forth the facts provided for in subparagraph (1)(A) above. In no event shall the Issuer annually remove items of machinery and equipment having an aggregate original cost of more than $100,000 pursuant to this subsection (ii).

      All machinery and equipment constituting a part of the Project that is removed by the Issuer pursuant to this Section may be sold or otherwise disposed of by the Issuer without accounting to the Trustee with respect thereto. In all cases, the Issuer shall pay all the costs and expenses of any such Removal and shall immediately repair at its expense all damage to the Project caused thereby. The Issuer's rights under this Article to remove machinery and equipment constituting a part of the Project is intended only to permit the Issuer to maintain an efficient operation by the Removal of such machinery and equipment no longer suitable to the Issuer's use for any of the reasons set forth in this paragraph and such right is not to be construed to permit a Removal under any other circumstances and shall not be construed to permit the wholesale Removal of such machinery and equipment by the Issuer.

      (b) Additions, Improvements, Modifications and Alterations to the Project. The Issuer shall have and is hereby given the right, at its sole cost and expense, to make such additions, improvements, modifications, and alterations in and to any part of the Project as the Issuer from time to time may deem necessary or advisable; provided, however, the Issuer shall not make any additions, improvements, modifications or alterations which will adversely affect the operation of the Project or substantially reduce its value. All additions, improvements, modifications and alterations made by the Issuer pursuant to the authority of this Section shall (i) be made in a workmanlike manner and in strict compliance with all laws and ordinances applicable thereto,
(ii) when commenced, be prosecuted to completion with due diligence, and (iii) when completed, shall be deemed a part of the Project; provided, however, that additions of machinery, equipment or personal property of the Issuer, not purchased or acquired from funds deposited with the Trustee hereunder and not constituting a part of the Project shall remain the separate property of the Issuer and may be removed by the Issuer.

      (c) Additional Improvements on the Land. The Issuer shall have and is hereby given the right, at its sole cost and expense, to construct on the Land or within areas occupied by the Improvements, or in airspace above the Project, such additional buildings and improvements as the Issuer may from time to time deem necessary or advisable. All additional buildings and improvements constructed by the Issuer pursuant to the authority of this Section shall, while any Bonds remain Outstanding, remain the property of the Issuer and may be added to, altered or razed and removed by the Issuer at any time . The Issuer covenants and agrees (a) to make all repairs and restorations, if any, required to be made to the Project because of the construction of, addition to, alteration or removal of, said additional buildings or improvements, (b) to keep and maintain said additional buildings and improvements in good condition and repair, ordinary wear and tear excepted and (c) to promptly and with due diligence either raze and remove from the Land, in a good, workmanlike manner, or repair, replace or restore such of said additional buildings or improvements as may from time to time be damaged by fire or other casualty.

      (d) Permits and Authorizations. The Issuer shall not do or permit others under its control to do any work in or in connection with the Project or related to any repair, rebuilding, restoration, replacement, alteration of or addition to the Project, or any part thereof, unless all requisite municipal and other governmental permits and authorizations shall have first been procured and paid for. All such work shall be done in a good and workmanlike manner and in compliance with all applicable building, zoning and other laws, ordinances, governmental regulations and requirements and in accordance with the requirements, rules and regulations of all insurers under the policies required to be carried under the provisions of this Indenture.

      (e) Mechanics' Liens.

            (i) The Issuer shall not do or permit anything to be done whereby the Project, or any part thereof, may be encumbered by any mechanics' or other similar lien and if, whenever and so often as any mechanics' or other similar lien is filed against the Project, or any part thereof, the Issuer shall discharge the same of record within thirty (30) days after the date of filing. Notice is hereby given that the Trustee does not authorize or consent to and shall not be liable for any labor or materials furnished to the Issuer or anyone claiming by, through or under the Issuer upon credit, and that no mechanics' or similar lien for any such labor, services or materials shall attach to or affect the reversionary or other estate of the Issuer in and to the Project, or any part thereof.

            (ii) Notwithstanding subsection (a) above, the Issuer shall have the right to contest any such mechanics' or other similar lien if within said 30 day period stated above the Issuer (A) notifies the Trustee in writing of its intention so to do, and if requested by the Trustee, deposits with the Trustee a surety bond issued by a surety company acceptable to the Trustee as surety, in favor of the Trustee or cash, in the amount of the lien claim so contested, indemnifying and protecting the Trustee from and against any liability, loss, damage, cost and expense of whatever kind or nature growing out of or in any way connected with said asserted lien and the contest thereof, (B) diligently prosecutes such contest, at all times effectively staying or preventing any official or judicial sale of the Project or any part thereof or interest therein, under execution or otherwise, and (C) promptly pays or otherwise satisfies any final judgment adjudging or enforcing such contested lien claim and thereafter promptly procures record release or satisfaction thereof. The Issuer shall indemnify and hold harmless the Trustee from any loss, costs or expenses the Trustee may incur in relation to any such contest.

      SECTION 817. DAMAGE, DESTRUCTION AND CONDEMNATION.

      (a) Damage and Destruction.

            (i) If the Project is damaged or destroyed, in whole or in part, by fire or other casualty, the Issuer shall promptly notify the Trustee in writing as to the nature and extent of such damage or loss and whether it is practicable and desirable to rebuild, repair, restore or replace such damage or loss.

            (ii) If the Issuer shall determine that such rebuilding, repairing, restoring or replacing is practicable and desirable, the Issuer shall forthwith proceed with and complete with reasonable dispatch such rebuilding, repairing, restoring or replacing of the property damaged or destroyed so as to place the Project in substantially the same condition as existed prior to the event causing such damage or destruction, with such changes, alterations and modifications (including the substitution and addition of other property) as may be desired by the Issuer and as will not impair the operating unity or productive capacity of the Project. In such case, any Net Proceeds of casualty insurance required by this Indenture and received with respect to any such damage or loss to the Project shall be paid to the Trustee and shall be deposited in the Project Replacement Fund and shall be used and applied for the purpose of paying the cost of such rebuilding, repairing, restoring or replacing such damage or loss. Any amount remaining in the Project Replacement Fund after such rebuilding, repairing, restoring or replacing shall be deposited into the Debt Service Fund.

            (iii) If the Issuer shall determine that rebuilding, repairing, restoring or replacing the Project is not practicable and desirable, any Net Proceeds of casualty insurance required by this Indenture and received with respect to any such damage or loss to the Project shall be paid into the Debt Service Fund and shall be used to redeem Bonds on the earliest possible redemption date pursuant to ARTICLE III. The Issuer agrees that it shall be reasonable in exercising its judgment pursuant to this subsection (iii).

            (iv) The Issuer shall not, by reason of its inability to use all or any part of the Project during any period in which the Project is damaged or destroyed, or is being repaired, rebuilt, restored or replaced or by reason of the payment of the costs of such rebuilding, repairing, restoring or replacing, be entitled to any reimbursement or any abatement or diminution of the amounts payable by the Issuer hereunder or of any other obligations of the Issuer under this Indenture except as expressly provided in this Section.

            (v) Anything in this Section to the contrary notwithstanding, the Trustee shall have the right at any time and from time to time to withhold payment of all or any part of the Net Proceeds attributable to damage or destruction of the Project to the Issuer or any third party from the Project Replacement Fund if an Event of Default has occurred and is continuing, or the Trustee has given notice to the Issuer of any default which, with the passage of time, will become an Event of Default. In the event the Issuer shall cure any defaults specified herein, the Trustee may make payments from the Net Proceeds to the Issuer in accordance with the provisions of this Section.

      (b) Condemnation.

            (i) If title to, or the temporary use of, all or any part of the Project shall be condemned by any authority exercising the power of eminent domain, the Issuer shall, within ninety (90) days after the date of entry of a final order in any eminent domain proceedings granting condemnation, notify the Trustee in writing as to the nature and extent of such condemnation and whether it is practicable and desirable to acquire or construct substitute improvements.

            (ii) If the Issuer shall determine that such substitution is practicable and desirable, the Issuer shall forthwith proceed with and complete with reasonable dispatch the acquisition or construction of such substitute improvements, so as to place the Project in substantially the same condition as existed prior to the exercise of such power of eminent domain, including the acquisition or construction of other improvements suitable for the Issuer's operations of the Project. In such case, any Net Proceeds received from any award or awards with respect to the Project or any part thereof made in such condemnation or eminent domain proceeds shall be paid to the Trustee and shall be deposited in the Project Replacement Fund and shall be used and applied for the purpose of paying the cost of such substitution. Any amount remaining in the Project Replacement Fund after such acquisition or construction shall be deposited into the Debt Service Fund. If such Net Proceeds are not sufficient to pay in full the costs of such substitution, the Issuer shall nonetheless complete the work thereof and shall pay that portion of the costs thereof in excess of the amount of such Net Proceeds.

            (iii) If the Issuer shall determine that it is not practicable and desirable to acquire or construct substitute improvements, any Net Proceeds of condemnation awards received by the Issuer shall be paid into the Debt Service Fund and shall be used to redeem Bonds on the earliest possible redemption date pursuant to ARTICLE III. The Issuer agrees that it shall be reasonable in exercising its judgment pursuant to this subsection (iii).

            (iv) The Issuer shall not, by reason of its inability to use all or any part of the Project during any such period of restoration or acquisition nor by reason of the payment of the costs of such restoration or acquisition, be entitled to any reimbursement or any abatement or diminution of the amounts payable by the Issuer hereunder nor of any other obligations hereunder except as expressly provided in this Section.

      SECTION 818. ASSIGNMENT. The Issuer shall have the right to assign or transfer this Indenture or any interest therein or part thereof, with the written consent of the Trustee, for any lawful purpose; provided, however, the prior written consent of the Trustee shall not be required if such assignee or transferee is an Affiliate. With respect to any assignment (including any assignment to an Affiliate), the Issuer shall comply with the following conditions:

            (1)  Such  assignment  shall  be  in  writing,   duly  executed  and
      acknowledged by the assignor and in proper form for recording;

            (2) A duplicate original of such assignment shall be delivered to the Trustee not later than thirty (30) days prior to the proposed effective date, together with an assumption agreement, duly executed and acknowledged by the assignee in proper form for recording, by which the assignee shall assume all of the terms, covenants and conditions of this Indenture on the part of the Issuer to be performed and observed;

            (3) At the time of any such assignment there shall be no damage or destruction to the Project which has not been repaired, restored and replaced in accordance with the provisions of this Indenture, unless any funds then held by the Issuer for the purposes of such repair, restoration and replacement are simultaneously transferred to the assignee;

            (4) The Tenant shall have delivered to the Trustee in forms satisfactory to the Trustee (i) its written consent to such assignment, transfer or disposition and (ii) an estoppel certificate with respect to there being no defaults or events of default under the Lease;

            (5) Moody's shall reaffirm the then current rating on the Bonds; and

            (6) There shall be delivered to the Trustee an opinion of counsel that all conditions precedent to such assignment have been satisfied.

      Upon the satisfaction of the conditions set forth herein, the assignor shall be relieved of all further liability occurring on and after the effective date of such assignment, provided, however, such assignment shall not relieve the assignor of its obligations pursuant to SECTION 819.

      SECTION 819. INDEMNIFICATION BY THE ISSUER. The Issuer shall and hereby covenants and agrees to indemnify, protect, defend and hold harmless the Trustee from and against any and all claims, demands, liabilities and costs, including reasonable attorneys' fees, except those claims, demands, liabilities or costs which have arisen from the bad faith, willful misconduct or gross negligence of the Trustee, arising from damage or injury, actual or claimed, of whatsoever kind or character, to property or persons, occurring in, on or about the Project while any of the Bonds are Outstanding, and upon timely written notice from the Trustee, the Issuer shall defend the Trustee in any action or proceeding brought thereon; provided, however, that nothing contained in this Section shall be construed as requiring the Issuer to indemnify the Trustee for any claim resulting from any act or omission of the Trustee, or its agents and employees.

      SECTION 820. ADDITIONAL COVENANTS OF THE ISSUER.

      (a) The Issuer shall construct and operate the Project in accordance with all applicable federal, state and local laws, ordinances, rules and regulations and all agreements and instruments to which it is a party or by which it is bound.

      (b) The Issuer shall not sell, transfer, convey, encumber or otherwise dispose of the Project or any part thereof while any Bonds are Outstanding except as provided in this Indenture, and the Issuer hereby further agrees that any sale, transfer or other disposition of the Project in violation hereof or thereof shall be null, void and without effect, shall cause a reversion of title to the Issuer and shall be ineffective to relieve the Issuer of its obligations under this Indenture.

      (c) The Issuer shall not demolish any part of the Project except in accordance with the Plans and Specifications or substantially remove from the Project any real or personal property.

      (d) The Issuer shall not execute any other agreement with provisions contradictory to, or in opposition to, the provisions hereof, and in any event, the requirements of this Indenture are paramount and controlling as to the rights and obligations herein set forth and supersede any other requirements in conflict herewith.

      (e) the Issuer shall cause all payments to be made by Tenant under the Lease to be paid directly to the Trustee for deposit into the Revenue Fund. If Issuer shall at any time receive all or any part of a payment made by Tenant under the Lease, the Issuer shall immediately deliver such funds to the Trustee for deposit into the Revenue Fund.

      SECTION 821. TITLE INSURANCE. The Issuer shall provide to the Trustee a standard 1970 ALTA mortgage loan policy or policies of title insurance, including mechanic's lien coverage, showing the Trustee as the insured party, with respect to the Mortgaged Property, together with an endorsement equivalent to ALTA 100 and an appropriate ALTA zoning endorsement, in an aggregate amount not less than the principal amount of the Series 2002 Bonds, which policy or policies shall insure that the Trustee has a first lien pursuant to the Mortgage on the Mortgaged Property, subject only to Permitted Encumbrances.

                                   ARTICLE IX

                               REMEDIES ON DEFAULT

      SECTION 901. ACCELERATION OF MATURITY IN EVENT OF DEFAULT.

      (a) If an Event of Default shall have occurred and be continuing after the expiration of any applicable cure period, the Trustee may, and shall, upon the written request of the Owners of not less than 25% in aggregate principal amount of Bonds then Outstanding, declare the principal of all Bonds then Outstanding and the interest accrued thereon to be immediately due and payable by notice in writing delivered to the Issuer, and such principal and interest shall thereupon become and be immediately due and payable.

      (b) If, at any time after such declaration, but before the Bonds shall have matured by their terms, all overdue installments of principal and interest on the Bonds, together with the reasonable and proper expenses of the Trustee, and all other sums then payable by the Issuer under this Indenture shall either be paid or provision satisfactory to the Trustee shall be made for such payment, then and in every such case the Trustee shall, but only with the approval of the Owners of not less than 50% in aggregate principal amount of the Bonds Outstanding, rescind such declaration and annul such default in its entirety.

      (c) In case of any rescission of a default, then and in every such case the Issuer, the Trustee and the Owners shall be restored to their former position and rights hereunder respectively, but no such rescission shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

      SECTION 902. EXERCISE OF REMEDIES BY THE TRUSTEE.

      (a) If an Event of Default shall have occurred and be continuing, the Trustee may pursue and exercise any available remedy at law or in equity by suit, action, mandamus or other proceeding (including foreclosure under the Mortgage) or exercise one or more of the rights and powers conferred by this Article or the Mortgage in such manner as the Trustee, being advised by counsel, shall deem most expedient in the interests of the Owners to enforce the payment of the principal of, premium, if any, and interest on the Bonds then Outstanding, and to enforce and compel the performance of the duties and obligations of the Issuer as herein set forth.

      (b) All rights of action under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without necessity of joining as plaintiffs or defendants any Owners, and any recovery of judgment shall, be for the equal benefit of all the Owners of the Outstanding Bonds.

      SECTION 903. LIMITATION ON EXERCISE OF REMEDIES BY OWNERS. No Owner of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust hereunder or for the appointment of a receiver or any other remedy hereunder, unless (a) a default hereunder has occurred of which the Trustee has knowledge, (b) such default shall have become an Event of Default, (c) the Owners of not less than 25% in aggregate principal amount of Bonds then Outstanding shall have made, written request to the Trustee and shall have offered the Trustee reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, and (d) the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted or institute such action, suit or proceeding in its own name. Such knowledge and request are hereby declared in every case, at the option of the Trustee, to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder, it being understood and intended that no one or more Owners shall have any right in any manner whatsoever to affect, disturb or prejudice this Indenture by its, his or their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of the Owners of all Bonds then Outstanding. Nothing in this Indenture contained shall, however, affect or impair the right of any Owner to payment of the principal of and interest on any Bond at and after the maturity thereof or the obligation of the Issuer to pay the principal of, premium, if any, and interest on each of the Bonds issued hereunder to the respective Owners thereof at the time, place, from the source and in the manner expressed herein and in the Bonds.

      SECTION 904. RIGHT OF OWNERS TO DIRECT PROCEEDINGS. Anything in this Indenture to the contrary notwithstanding, the Owners of a majority in aggregate principal amount of Bonds then Outstanding, shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided, however, that such direction shall be in accordance with the provisions of law and of this Indenture.

      SECTION 905. REMEDIES CUMULATIVE. No remedy by the terms of this Indenture conferred upon or reserved to the Trustee or the Owners is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or the Owners hereunder or now or hereafter existing at law or in equity. No delay or omission to exercise any right, power or remedy accruing upon any Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or acquiescence therein and every such right, power or remedy may be exercised from time to time and as often as may be deemed expedient. No waiver of any Event of Default hereunder, whether by the Trustee or the Owners, shall extend to or affect any subsequent Event of Default or shall impair any rights or remedies consequent thereon.

      SECTION 906. WAIVERS OF EVENTS OF DEFAULT. The Trustee may in its discretion waive any Event of Default hereunder and its consequences and rescind any declaration of maturity of principal of and interest on the Bonds, and shall do so upon the written request of the Owners of at least 51% in aggregate principal amount of all the Bonds then Outstanding. In case of any such waiver or rescission, or in case any proceedings taken by the Trustee under this Indenture on account of any such Event of Default shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer, the Trustee and the Owners shall be restored to their former positions, rights and obligations hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other Event of Default, or impair any rights or remedies consequent thereon, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

                                   ARTICLE X

                                   THE TRUSTEE

      SECTION 1001. ACCEPTANCE OF THE TRUSTS. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts in the manner in which a corporate trustee ordinarily would perform said trusts under a corporate indenture. The Trustee shall exercise such of the rights and powers vested in it by this Indenture and shall use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs, and upon and subject to the following express terms and conditions:

      (a)  The  Trustee's  duties  and  responsibilities   shall  include  those
expressly set forth in this Indenture and shall further include those rights, duties, responsibilities, and obligations which are expressly reserved to or imposed upon the Issuer under this Indenture and the Lease, excepting only such of those rights, duties, responsibilities, and obligations as may only be properly and lawfully exercised by or imposed upon the Issuer. No implied covenants or obligations shall be read into this Indenture against the Trustee.

      (b) Upon the occurrence of an Event of Default, the Trustee shall be and is hereby authorized to bring appropriate action for judgment or such other relief as may be appropriate and such action may be in the name of the Trustee or in the name of the Issuer and Trustee jointly. In addition, the Trustee may file such proof of claim and such other documents as may be necessary or advisable in order to have the claims of the Trustee and the Owners relative to the Bonds or the obligations relating thereto allowed in any judicial proceeding.

      (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through agents, attorneys or receivers. The Trustee shall be entitled to rely upon the opinion or advice of counsel, who may be counsel to the Trustee, the Issuer or the Tenant, concerning all matters of trust hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such agents, attorneys and receivers as may reasonably be employed in connection with the trusts hereof.

      (d) The Trustee, in its individual or any other capacity, may become the owner or pledgee of Bonds with the same rights which it would have if it were not Trustee.

      (e) The Trustee may rely and shall be protected in acting or refraining from acting upon any ordinance, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, affidavit, letter, telegram or other paper or document provided for under this Indenture believed by it to be genuine and correct and to have been signed, presented or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who, at the time of making such request or giving such authority or consent is the Owner of any Bond, shall be conclusive and binding upon all future Owners of the same Bond and upon Bonds issued in exchange therefor or upon transfer or in substitution thereof.

      (f) As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, or whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee shall be entitled to rely upon a certificate signed by the Authorized Issuer Representative as sufficient evidence of the facts therein contained, and the Trustee shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient; provided, however, that the Trustee may at its discretion secure such further evidence as it deems necessary or advisable, but in no case shall the Trustee be bound to secure the same.

      (g) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct.

      (h) At any and all reasonable times the Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right to inspect any and all of the Project and all books, papers and records of the Issuer pertaining to the Project and the Bonds, and to make such notes and copies as may be desired.

      (i) The Trustee shall not be required to give any bond or surety with respect to the execution of its trusts and powers hereunder or otherwise with respect to the Project.

      (j) The Trustee shall have the right, but shall not be required, to demand, with respect to the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purpose of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required, as a condition of such action by the Trustee deemed desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.

      SECTION 1002. FEES, CHARGES AND EXPENSES OF THE TRUSTEE. The Trustee shall be entitled to payment of or reimbursement for reasonable fees for its ordinary services rendered hereunder and all advances, agent and counsel fees and other ordinary expenses reasonably and necessarily made or incurred by the Trustee in connection with such ordinary services and, in the event that it should become necessary that the Trustee perform extraordinary services, it shall be entitled to reasonable compensation therefor and to reimbursement for reasonable and necessary extraordinary expenses in connection therewith; provided, however, that if such extraordinary services or extraordinary expenses are occasioned by the neglect or misconduct of the Trustee it shall not be entitled to compensation or reimbursement therefor. The Trustee shall be entitled to payment and reimbursement for the reasonable fees and charges of the Trustee as Paying Agent for the Bonds. Upon the occurrence of an Event of Default and during its continuance, the Trustee shall have a lien with right of payment prior to payment of principal of, premium, if any, or interest on any Bond, upon all moneys in its possession under any provisions hereof for the foregoing advances, fees, costs and expenses incurred and for Default Administration Costs.

      SECTION 1003. NOTICE TO OWNERS IF DEFAULT OCCURS. If an Event of Default occurs the Trustee shall give written notice thereof to the Owners of all Bonds then Outstanding, as shown by the Bond Register required to be maintained by the Trustee and kept at the principal office of the Trustee.

      SECTION 1004. INTERVENTION by THE TRUSTEE. In any judicial proceeding to which the Issuer is a party and which, in the opinion of the Trustee and its counsel, has a substantial bearing on the interests of the Owners, the Trustee may intervene on behalf of the Owners and shall do so if requested in writing by the Owners of at least 25% of the aggregate principal amount of Bonds then Outstanding.

      SECTION 1005. SUCCESSOR TRUSTEE UPON MERGER, CONSOLIDATION OR SALE. Any corporation or association into which the Trustee may be merged or converted or with or into which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any merger, conversion, sale, consolidation or transfer to which it is a party, shall be and become successor Trustee hereunder without the execution or filing of any instrument or any further act on the part of any of the parties hereto.

      SECTION 1006. RESIGNATION OF TRUSTEE. The Trustee may resign by an instrument in writing delivered by registered or certified mail to the Issuer, to take effect not sooner than 90 days after its delivery.

      SECTION 1007. REMOVAL OF TRUSTEE. Provided no Event of Default has occurred and is then continuing, the Trustee may be removed at any time by an instrument or concurrent instruments in writing delivered to the Trustee, executed by the Issuer. The Trustee shall be removed by the Issuer by written notice to the Trustee in the event of a breach of trust set forth in this Indenture.

      SECTION 1008. APPOINTMENT OF SUCCESSOR TRUSTEE. In case the Trustee hereunder shall resign or be removed, or shall otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers or of a receiver appointed by a court, a successor Trustee may be appointed, by the Owners of a majority in aggregate principal amount of Bonds then Outstanding, by an instrument or concurrent instruments in writing delivered to the Issuer; provided, however, that in case of such vacancy and so long as no Event of Default hereunder shall have occurred and be continuing, the Issuer, by an instrument executed and signed by its members, may appoint a temporary Trustee to fill such vacancy until a successor Trustee shall be appointed by the Owners in the manner above provided; and any such temporary Trustee so appointed by the Issuer shall immediately and without further act be superseded by the successor Trustee so appointed by such Owners. The Trustee and every successor Trustee appointed hereunder shall be a trust institution or commercial bank, shall be in good standing and qualified to accept such trusts, shall be subject to examination by a federal or state bank regulatory authority, and shall have a reported capital and surplus of not less than $50,000,000. If such institution publishes reports of conditions at least annually pursuant to law or regulation, then for the purposes of this Section the capital and surplus of such institution shall be deemed to be its capital and surplus as set forth in its most recent report of condition so published. Notwithstanding any other provision of this Indenture, no removal, resignation or termination of the Trustee shall take effect until a successor, shall be appointed and has accepted such appointment.

      SECTION 1009. VESTING OF TRUSTS IN SUCCESSOR TRUSTEE. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and the Issuer an instrument in writing accepting such appointment hereunder, and thereupon such successor shall, without any further act, deed or conveyance, become fully vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of its predecessor; provided, however, that such predecessor shall, nevertheless, on the written request of the Issuer, execute and deliver an instrument transferring to such successor Trustee all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of such predecessor hereunder and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the trusts, powers, rights, obligations, duties, remedies, immunities and privileges hereby vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

      SECTION 1010. RIGHT OF TRUSTEE TO PAY TAXES AND OTHER CHARGES. In case any tax, assessment or governmental or other charge upon, or insurance premium with respect to, any part of the Project is not paid as required herein, the Trustee may pay such tax, assessment or governmental charge or insurance premium, without prejudice to any rights of the Trustee or the Owners hereunder arising in consequence of such failure; provided, however, that the Trustee shall be under no obligation to make any such payment unless it shall have been requested to do so by the Owners of at least 25% of the aggregate principal amount of Bonds then Outstanding and shall have been provided adequate funds for the purpose of such payment. Any amount at any time so paid under this Section, with interest thereon from the date of payment at a rate per annum equal to the Trustee's published prime rate in effect at the time, shall become an additional obligation secured by this Indenture, and the same shall be given a preference in payment over any payment of principal of, premium, if any, or interest on the Bonds, and shall be paid out of the proceeds of rents, revenues and receipts collected from the Project, if not otherwise caused to be paid.

      SECTION 1011. TRUST ESTATE MAY BE VESTED IN CO-TRUSTEE.

      (a) It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the State) denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or the Lease, and in particular in case of the enforcement of either on default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee, or take any other action which may be desirable or necessary in connection therewith, it may be necessary or desirable that the Trustee appoint an additional individual or institution as a co-trustee or separate trustee, and the Trustee is hereby authorized to appoint such co-trustee or separate trustee.

      (b) In the event that the Trustee appoints an additional individual or institution as a co-trustee or separate trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, title, interest and lien expressed or intended by this Indenture to be exercised by the Trustee with respect thereto shall be exercisable by such co-trustee or separate trustee but only to the extent necessary to enable such co-trustee or separate trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such co-trustee or separate trustee shall run to and be enforceable by either of them.

      (c) Should any deed, conveyance or instrument in writing from the Issuer be required by the co-trustee or separate trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, then any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

      (d) In case any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, all the properties, rights, powers, trusts, duties and obligations of such co-trustee or separate trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a successor to such co-trustee or separate trustee.

      SECTION 1012. ANNUAL ACCOUNTING. The Trustee shall render an annual accounting to the Issuer and to any Owner requesting the same in writing and remitting the Trustee's reasonable charges for preparing such copies, showing in reasonable detail all financial transactions relating to the Trust Estate during the accounting period, all calculations related to the determination of rebatable arbitrage during such accounting period, and the balance in any Funds or Accounts created by this Indenture as of the beginning and close of such accounting period.

      SECTION 1013. RECORDINGS AND FILINGS. The Trustee shall cause this Indenture and all Supplemental Indentures, the Lease and all amendments to the Lease or appropriate memoranda thereof and all appropriate financing and continuation statements and other security instruments to be recorded and filed in such manner and in such places as may be required by law in order to fully preserve and protect the security of the Owners and the rights of the Trustee hereunder.

      SECTION 1014. PERFORMANCE OF DUTIES UNDER THE LEASE. The Trustee hereby accepts and agrees to perform all duties and obligations assigned to it under the Lease.

      SECTION 1015. DESIGNATION OF PAYING AGENTS. The Trustee is hereby designated and agrees to act as principal Paying Agent for and in respect to the Bonds. The Issuer may cause the necessary arrangements to be made through the Trustee and to be thereafter continued for the designation of alternate Paying Agents, if any, and for the making available of funds hereunder for the payment of the principal of, premium, if any, and interest on the Bonds, or at the principal corporate trust office of such alternate Paying Agents. In the event of a change in the office of Trustee, the predecessor Trustee which has resigned or been removed shall cease to be trustee of any funds provided hereunder and Paying Agent for principal of, premium, if any, and interest on the Bonds, and the successor Trustee shall become such Trustee and Paying Agent unless a separate Paying Agent or Agents are appointed by the Issuer in connection with the appointment of any successor Trustee.

      SECTION 1016. FEES, CHARGES AND EXPENSES OF PAYING AGENTS. The Paying Agents shall be entitled to payment of or reimbursement for reasonable fees for their services rendered hereunder and all advances, agent and counsel fees and other expenses reasonably and necessarily made or incurred by them in connection with such services.

                                   ARTICLE XI

               SUPPLEMENTAL INDENTURES AND SUPPLEMENTAL MORTGAGES

      SECTION 1101. SUPPLEMENTAL INDENTURES AND SUPPLEMENTAL MORTGAGES NOT REQUIRING CONSENT OF OWNERS. The Issuer and the Trustee may from time to time, without the consent of or notice to any of the Owners enter into such Supplemental Indentures and Supplemental Mortgages as shall not be inconsistent with the terms and provisions hereof, for any one or more of the following purposes:

      (a) To cure any ambiguity or formal defect or omission in this Indenture or the Mortgage or to make any other change not prejudicial to the Owners;

      (b) To grant to or confer upon the Trustee for the benefit of the Owners any additional rights, remedies, powers or authority that may lawfully be granted to or conferred upon the Owners or the Trustee or either of them;

      (c) To more precisely identify the Project or to substitute or add additional property thereto;

      (d) To subject additional revenues, properties or collateral to this Indenture or the Mortgage;

      (e) To issue Additional Bonds as provided in SECTION 208 hereof; and

      (f) To release portions of the Land as provided in the Mortgage.

      SECTION 1102. SUPPLEMENTAL INDENTURES AND SUPPLEMENTAL MORTGAGES REQUIRING CONSENT OF OWNERS.

      (a) Exclusive of Supplemental Indentures and Supplemental Mortgages described in SECTION 1101 hereof and subject to the terms and provisions contained in this Section and not otherwise, the Owners of not less than a majority in aggregate principal amount of the Bonds then Outstanding shall have the right, from time to time, anything contained in this Indenture or the Mortgage to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such other Supplemental Indentures or Supplemental Mortgages as shall be deemed necessary and desirable by the Issuer for the purpose of modifying, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture, the Mortgage or in any Supplemental Indenture or Supplemental Mortgage; provided, however, that nothing contained in this Section shall permit or be construed as permitting without the consent of the Owners of 100% of the Bonds then Outstanding (i) an extension of the maturity of the principal of or the interest on any Bond issued hereunder, (ii) a reduction in the principal amount of any Bond or the rate of interest thereon, (iii) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or (iv) a reduction in the aggregate principal amount of Bonds the Owners of which are required for consent to any such Supplemental Indenture or Supplemental Mortgage.

      (b) If at any time the Issuer shall request the Trustee to enter into any such Supplemental Indenture or Supplemental Mortgage for any of the purposes of this Section, the Trustee shall cause notice of the proposed execution of such Supplemental Indenture or Supplemental Mortgage to be mailed to each Owner as shown on the Bond Register. Such notice shall briefly set forth the nature of the proposed Supplemental Indenture or Supplemental Mortgage and shall state that copies thereof are on file at the principal office of the Trustee for inspection by all Owners. If within 60 days or such longer period as may be prescribed by the Issuer following the mailing of such notice, the Owners of not less than 51% in aggregate principal amount of the Bonds then Outstanding at the time of the execution of any such Supplemental Indenture or Supplemental Mortgage shall have consented to and approved the execution thereof as herein provided, no Owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof.

                                  ARTICLE XII

                                LEASE AMENDMENTS

      SECTION 1201. LEASE AMENDMENTS The Lease may be amended only with the prior written consent of the Trustee and the Trustee's receipt of a confirmation of the then current rating on the Bonds from Moody's.

                                  ARTICLE XIII

                           SATISFACTION AND DISCHARGE

      SECTION 1301. SATISFACTION AND DISCHARGE OF INDENTURE.

      (a) When the principal of, premium, if any, and interest on all the Bonds shall have been paid in accordance with their terms or provision has been made for such payment, as provided in Section 1302 hereof, and provision shall also have been made for paying all other sums payable hereunder, including the fees and expenses of the Trustee and the Paying Agents to the date of retirement of the Bonds, then the right, title and interest of the Trustee under this Indenture shall thereupon cease, determine and be void, and thereupon the Trustee shall cancel, discharge and release this Indenture and shall execute, acknowledge and deliver to the Issuer such instruments of satisfaction and discharge or release as shall be requisite to evidence such release and the satisfaction and discharge of this Indenture, and shall assign and deliver to the Issuer any property at the time subject to this Indenture which may then be in its possession, except amounts in the Debt Service Fund and any accounts contained therein required to be paid to the Issuer pursuant to SECTION 604(D) hereof.

      (b) The Issuer is hereby authorized to accept a certificate by the Trustee that the principal of, premium, if any, and interest due and payable upon all of the Bonds then Outstanding and all amounts required to be paid to the United States have been paid or such payment provided for in accordance with SECTION 1302 hereof as evidence of satisfaction of this Indenture, and upon receipt thereof shall cancel and erase the inscription of this Indenture from its records.

      SECTION 1302. BONDS DEEMED TO BE PAID.

      (a) Bonds shall be deemed to be paid, discharged and defeased within the meaning of this Indenture and shall cease to be Outstanding under this Indenture when payment of the principal of and the applicable premium, if any, on such Bonds, plus interest thereon to the due date thereof (whether such due date be by reason of maturity or upon redemption as provided in this Indenture, or otherwise), either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided for by depositing with the Trustee or other Paying Agent, in trust and irrevocably set aside exclusively for such payment, moneys and Defeasance Obligations in an amount, together with the income or increment to accrue thereon, without consideration of any reinvestment thereof, sufficient to make such payment. At such time as a Bond shall be deemed to be paid hereunder, as aforesaid, it shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of any such payment from such moneys or Defeasance Obligations.

      (b) Notwithstanding the foregoing, in the case of the redemption of Bonds which by their terms may be redeemed prior to the stated maturities thereof, no deposit under clause (ii) of the immediately preceding paragraph shall be deemed a payment of such Bonds as aforesaid until proper notice of such redemption shall have been given in accordance with Article III of this Indenture or irrevocable instructions shall have been given to the Trustee to give such notice.

      (c) Notwithstanding anything to the contrary contained in this Indenture, all moneys or Government Obligations set aside and held in trust pursuant to the provisions of this Section for the payment of Bonds (including premium thereon, if any) and interest thereon shall be applied to and used solely for the payment of the particular Bonds (including premium thereon, if any) and interest thereon with respect to which such moneys and Defeasance Obligations have been so set aside in trust.

                                  ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

      SECTION 1401. CONSENTS AND OTHER INSTRUMENTS BY OWNERS.

      (a) Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by the Owners may be in any number of concurrent writings of similar tenor and may be signed or executed by such Owners in person or by agent appointed in writing. Proof of the execution of any such instrument or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken, suffered or omitted under any such instrument, namely:

            (i) the fact and date of the execution by any person of any such instrument may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the person signing such instrument acknowledged before him the execution thereof, or by affidavit of any witness to such execution; and

            (ii) the fact of ownership of the Bonds and the amount or amounts, number and other identification of such Bonds, and the date of holding the same shall be proved by the Bond Register.

      (b) In determining whether the Owners of the requisite principal amount of Bonds Outstanding have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, Bonds owned by the Issuer or any affiliate of the Issuer shall be disregarded and deemed not to be Outstanding under this Indenture, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned shall be so disregarded. For purposes of this paragraph, the word "affiliate" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer and for the purposes of this definition, "control" means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, Bonds so owned which have been pledged in good faith shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuer or any affiliate of the Issuer.

      SECTION 1402. INTERESTED PARTIES.

      (a) Third Party Beneficiaries. To the extent that this Indenture confers upon or gives or grants to the Owners any right, remedy or claim under or by reason of this Indenture, the Owners are hereby explicitly recognized as being third-party beneficiaries hereunder and may enforce any such right, remedy or claim conferred, given or granted hereunder.

      (b) Parties Interested Herein. Nothing expressed or implied in this Indenture is intended or shall be construed to confer upon, or to give or grant to, any person or entity, other than the Issuer, the Trustee and the Owners, any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation hereof, and all covenants, stipulations, promises and agreements in this Indenture contained by and on behalf of the Issuer shall be for the sole and exclusive benefit of the Issuer, the Trustee and the Owners as herein provided.

      SECTION 1403. NOTICES. Any notice, request, complaint, demand or other communication required or desired to be given or filed under this Indenture shall be in writing and shall be deemed duly given or filed if the same shall be duly mailed by registered or certified mail, postage prepaid, to the appropriate Notice Address. All notices so given shall be deemed duly given as of the date they are so mailed. The Issuer and the Trustee may from time to time designate, by notice given hereunder to the others, such other address to which subsequent notices, certificates or other communications shall be sent.

      The Trustee shall give notice to any rating agency then maintaining a rating on the Bonds (i) if the Trustee resigns or is removed, or a new Trustee or co-trustee is appointed, (ii) if there is a call for the redemption of all Series 2002 Bonds, (iii) if all of the Series 2002 Bonds are defeased in accordance with ARTICLE XIII, (iv) if an Event of Default occurs (of which the Trustee has knowledge) or the Trustee waives any Event of Default pursuant to
SECTION 906, or (v) at least 15 days prior to any amendment is made to this Indenture or the Lease. The Issuer shall provide copies of all documents related to the amendment of this Indenture or the Lease to any rating agency then maintaining a rating on the Series 2002 Bonds.

      SECTION 1404. SUSPENSION OF MAIL SERVICE. If, because of the temporary or permanent suspension of regular mail service or for any other reason, it is impossible or impractical to mail any notice in the manner herein provided, then such publication in lieu thereof or other form of notice as shall be made with the approval of the Trustee shall constitute a sufficient notice.

      SECTION 1405. AMENDMENT. Any provision of this Indenture or the Bonds may be amended with the written consent of the Owners of 100% of the Bonds then Outstanding, the Issuer, the Trustee and, to the extent the rights or obligations of the Tenant under the Lease are affected, the Tenant.

      SECTION 1406. SEVERABILITY. If any provision of this Indenture shall be held or deemed to be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.

      SECTION 1407. COUNTERPARTS. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      SECTION 1408. GOVERNING LAW. This Indenture shall be governed exclusively by and construed in accordance with the applicable laws of the State of Missouri.

             [The remainder of this page intentionally left blank.]

      IN WITNESS WHEREOF, Issuer has caused this Indenture to be signed in its name and behalf by its members, and to evidence its acceptance of the trusts hereby created, Trustee has caused this Indenture to be signed in its name and behalf and its official seal to be hereunto affixed and attested by its duly authorized officers, all as of the date first above written.


                                         UTAH TECH CENTER, LLC, as Issuer


                                         By: /s/ Dan Carr
                                            ------------------------------------
                                            Name:  Dan Carr
                                            Title: Member


                                        By: /s/ Rich Baier
                                            ------------------------------------
                                            Name:  Rick Baier
                                            Title: Member


                                        SECURITY BANK OF KANSAS CITY, as Trustee


                                        By: /s/ Raymond J. Hintz
                                            ------------------------------------
                                            Name:  Raymond J. Hintz
                                            Title: Vice President and
                                                   Trust Officer

(Seal)

ATTEST:

By: /s/ Matt D. McLaughlin
    ------------------------------------
Name:  Matt D. McLaughlin
Title: Vice President




Trust Indenture
OSHA Tech Center- 2002


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